UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Rule 14a-12

FS INVESTMENT CORPORATION II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FS INVESTMENT CORPORATION II

201 Rouse Boulevard

Philadelphia, Pennsylvania 19112

[●], 2018

Dear Fellow Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders of FS Investment Corporation II (the “Company”) to be held on [●], 2018 at [●] [a.m.][p.m.], Eastern Time, at the offices of the Company, located at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112 (the “Special Meeting”).

Your vote is very important! Your immediate response will help avoid potential delays.

The Notice of Special Meeting of Stockholders and proxy statement accompanying this letter provide an outline of the business to be conducted at the Special Meeting. At the Special Meeting, you will be asked to:

(i) approve a new investment advisory and administrative services agreement, by and between the Company and FSIC II Advisor, LLC (“FSIC II Advisor”), and a new investment advisory and administrative services agreement, by and between the Company and KKR Credit Advisors (US) LLC (“KKR Credit”), pursuant to which FSIC II Advisor and KKR Credit will act as investment co-advisers to the Company; and

(ii) approve a new investment advisory and administrative services agreement, by and between the Company and FS/KKR Advisor, LLC, a newly-formed investment adviser jointly operated by an affiliate of Franklin Square Holdings, L.P. and KKR Credit (the “Joint Advisor”), pursuant to which the Joint Advisor will act as investment adviser to the Company.

The Company’s board of directors unanimously recommends that you vote FOR each of the proposals to be considered and voted on at the Special Meeting. No other business will be presented at the Special Meeting.

It is important that your shares be represented at the Special Meeting. If you are unable to attend the Special Meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card.

Your vote and participation in the governance of the Company is very important.

Sincerely yours,

Michael C. Forman

Chairman, President and Chief Executive Officer

FS INVESTMENT CORPORATION II

201 Rouse Boulevard

Philadelphia, Pennsylvania 19112

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On [●], 2018

To the Stockholders of FS Investment Corporation II:

NOTICE IS HEREBY GIVEN THAT the Special Meeting of Stockholders of FS Investment Corporation II, a Maryland corporation (the “Company”), will be held at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, on [●], 2018 at [●] [a.m.][p.m.], Eastern Time (the “Special Meeting”), for the following purpose:

1.	to approve a new investment advisory and administrative services agreement, by and between the Company and FSIC II Advisor, LLC (“FSIC II Advisor”), and a new investment advisory and administrative services agreement, by and between the Company and KKR Credit Advisors (US) LLC (“KKR Credit”), pursuant to which FSIC II Advisor and KKR Credit will act as investment co-advisers to the Company; and

2.	to approve a new investment advisory and administrative services agreement, by and between the Company and FS/KKR Advisor, LLC, a newly-formed investment adviser jointly operated by an affiliate of Franklin Square Holdings, L.P. and KKR Credit (the “Joint Advisor”), pursuant to which the Joint Advisor will act as investment adviser to the Company.

The Company’s board of directors unanimously recommends that you vote FOR each of the proposals to be considered and voted on at the Special Meeting. No other business will be presented at the Special Meeting.

The Company’s board of directors has fixed the close of business on [●], 2018 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting and at any adjournments or postponements thereof.

Important notice regarding the availability of proxy materials for the Special Meeting. The Company’s proxy statement, the Notice of Special Meeting of Stockholders and the proxy card are available at www.proxyvote.com.

If you plan on attending the Special Meeting and voting your shares of common stock in person, you will need to bring photo identification in order to be admitted to the Special Meeting. To obtain directions to the Special Meeting, please call the Company at (844) 358-7276 and select Option 1.

By Order of the Board of Directors,

Stephen S. Sypherd

Vice President, Treasurer and Secretary

[●] 2018

Stockholders are requested to promptly authorize a proxy over the Internet or by telephone, or execute and return the accompanying proxy card, which is being solicited by the board of directors of the Company. You may authorize a proxy over the Internet or by telephone by following the instructions in the proxy card. You may execute the proxy card using the methods described in the proxy card. Authorizing a proxy is important to ensure a quorum at the Special Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the Special Meeting and voting in person.

FS INVESTMENT CORPORATION II

201 Rouse Boulevard

Philadelphia, Pennsylvania 19112

SPECIAL MEETING OF STOCKHOLDERS

To Be Held On [●], 2018

PROXY STATEMENT

INFORMATION ABOUT THE SPECIAL MEETING AND THE VOTE

The questions and answers below highlight only selected information from this document. They do not contain all of the information that may be important to you. You should carefully read this entire document to fully understand the proposals and the voting procedures for the Special Meeting.

Why am I receiving these materials?

FS Investment Corporation II (the “Company”) is furnishing these materials in connection with the solicitation of proxies by the Company’s board of directors (the “Board”), for use at the Special Meeting of Stockholders of the Company to be held at [●] [a.m.] [p.m.], Eastern Time, on [●], 2018, at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, and any adjournments or postponements thereof (the “Special Meeting”). This proxy statement and the accompanying materials are being mailed on or about [●], 2018 to stockholders of record described below and are available at www.proxyvote.com.

What items will be considered and voted on at the Special Meeting?

At the Special Meeting, you will be asked to:

(i)	approve a new investment advisory and administrative services agreement, by and between the Company and FSIC II Advisor, LLC (“FSIC II Advisor”) (the “FSIC II Advisor Investment Co-Advisory Agreement”), and a new investment advisory and administrative services agreement, by and between the Company and KKR Credit Advisors (US) LLC (“KKR Credit”) (the “KKR Investment Co-Advisory Agreement” and, together with the FSIC II Advisor Investment Co-Advisory Agreement, the “Investment Co-Advisory Agreements”), pursuant to which FSIC II Advisor and KKR Credit will act as investment co-advisers to the Company (such proposal, the “Investment Co-Advisory Agreements Proposal”); and

(ii)	approve a new investment advisory and administrative services agreement, by and between the Company and FS/KKR Advisor, LLC, a newly-formed investment adviser jointly operated by an affiliate of Franklin Square Holdings, L.P. (“FS Investments”) and KKR Credit (the “Joint Advisor”) (the “Joint Advisor Investment Advisory Agreement”), pursuant to which the Joint Advisor will act as investment adviser to the Company (such proposal, the “Joint Advisor Investment Advisory Agreement Proposal”).

Why am I being asked to approve the Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal?

The Company currently receives investment advisory and administrative services from FSIC II Advisor pursuant to the Investment Advisory and Administrative Services Agreement, dated February 8, 2012, by and between the Company and FSIC II Advisor (the “Current Investment Advisory Agreement”). GSO / Blackstone Debt Funds Management LLC (“GDFM”) acts as the Company’s investment sub-adviser pursuant to the Investment Sub-Advisory Agreement, dated February 8, 2012, by and between GDFM and FSIC II Advisor (the “Current Investment Sub-Advisory Agreement”).

As the Company announced on December 11, 2017, GDFM intends to resign as the investment sub-adviser to the Company and terminate the Current Investment Sub-Advisory Agreement in April 2018 (the date of such termination, the “GDFM End Date”). The Company desires to enter into a new investment advisory relationship with KKR Credit pursuant to the Investment Co-Advisory Agreements or with the Joint Advisor pursuant to the Joint Advisor Investment Advisory Agreement. The Board, including a majority of the members of the Board who are not parties to the Investment Co-Advisory Agreements or the Joint Advisor Investment Advisory Agreement, or “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), of any such party has approved the Investment Co-Advisory Agreements and the Joint Advisor Investment Advisory Agreement, and has deemed entry into such agreements to be in the best interests of the Company and its stockholders. The Board is seeking the approval by the stockholders of the Company of the Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal.

In connection with the resignation of GDFM as the investment sub-adviser to the Company, FSIC II Advisor, GDFM and certain of their affiliates have entered into a Transition Agreement, dated December 10, 2017 (the “Transition Agreement”), which provides that GDFM will continue to act as the investment sub-adviser to the Company through the GDFM End Date and will cooperate with FSIC II Advisor in implementing the transition of investment advisory services from GDFM. GDFM has also agreed to restrictions on its ability to acquire the Company’s Shares (as defined below) and take certain other actions in respect of the Company. In addition, GDFM has agreed (i) to vote the Shares of the Company beneficially owned by GDFM, or over which GDFM has voting control, in favor of the Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal and (ii) not to transfer the Shares of the Company beneficially owned by GDFM until after the approval of the Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal.

What will happen if the Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal are each approved?

If the stockholders of the Company approve the Joint Advisor Investment Advisory Agreement Proposal, then the Joint Advisor would serve as investment adviser to the Company pursuant to the Joint Advisor Investment Advisory Agreement from and after the Joint Advisor Effective Date (as defined herein). The “Joint Advisor Effective Date” means such date that (i) the stockholders of the Company and certain other business development companies (“BDCs”) sponsored by FS Investments, specifically, FS Investment Corporation (“FSIC”), FS Investment Corporation III (“FSIC III”) and FS Investment Corporation IV (“FSIC IV”), the stockholders of a BDC currently advised by KKR Credit, specifically, Corporate Capital Trust, Inc. (“CCT”), and the board of trustees and stockholders of a BDC currently sub-advised by KKR Credit, specifically, Corporate Capital Trust II (“CCT II”), approve their respective investment advisory agreements with the Joint Advisor, and (ii) Exemptive Relief (as defined herein) has been obtained.

If the stockholders of the Company approve the Investment Co-Advisory Agreements Proposal, FSIC II Advisor and KKR Credit would serve as investment co-advisers to the Company pursuant to the Investment Co-Advisory Agreements from the Closing Date (as defined herein) until the Joint Advisor Effective Date. The “Closing Date” means the first day of the month immediately following the month in which the last of the following occurs: (i) the stockholders of the Company approve both the Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal and (ii) either (X) the stockholders of FSIC approve (1) an investment advisory agreement with the Joint Advisor (the “FSIC Joint Advisor Investment Advisory Agreement”) and (2) investment advisory agreements with each of FB Income Advisor, LLC, the current investment adviser to FSIC (“FB Income Advisor”), and KKR Credit (collectively, the “FSIC Investment Co-Advisory Agreements”) or (Y) the stockholders of FSIC III approve (A) an investment advisory and administrative services agreement with the Joint Advisor (the “FSIC III Joint Advisor Investment Advisory Agreement”) and (B) investment advisory and administrative services agreements with each of FSIC III Advisor, LLC, the current investment adviser to FSIC III (“FSIC III Advisor”), and KKR Credit (collectively, the “FSIC III Investment Co-Advisory Agreements”).

If the Joint Advisor Effective Date occurs on the same day as the Closing Date, then the Joint Advisor would serve as investment adviser to the Company pursuant to the Joint Advisor Investment Advisory Agreement and the Investment Co-Advisory Agreements would not become effective. If the Joint Advisor Effective Date occurs after the Closing Date, then FSIC II Advisor and KKR Credit would serve as investment co-advisers to the Company pursuant to the Investment Co-Advisory Agreements from the Closing Date until the Joint Advisor Effective Date, and the Investment Co-Advisory Agreements would automatically terminate upon the effectiveness of the Joint Advisor Investment Advisory Agreement.

Accordingly, in order for FSIC II Advisor and KKR Credit to serve as investment co-advisers to the Company pursuant to the Investment Co-Advisory Agreements, the stockholders of the Company must approve the Investment Co-Advisory Agreements Proposal and the other conditions to the Closing Date must be satisfied or (to the extent permitted) waived, and in order for the Joint Advisor to serve as investment adviser to the Company pursuant to the Joint Advisor Investment Advisory Agreement, the stockholders of the Company must approve the Joint Advisor Investment Advisory Agreement Proposal and the other conditions to the Joint Advisor Effective Date must be satisfied or (to the extent permitted) waived.

FSIC II Advisor, together with FSIC III Advisor, FB Income Advisor and FSIC IV Advisor, LLC, the investment adviser to FSIC IV (collectively, the “FS Advisor Entities”), and KKR Credit have agreed to coordinate their activities during the period in which the Investment Co-Advisory Agreements and the Joint Advisor Investment Advisory Agreement would be in effect to avoid duplication of efforts and ensure a balanced and effective allocation of responsibilities and net fee revenue earned by the FS Advisor Entities, KKR Credit and the Joint Advisor, and efficiency in the provision of the required services to the Company thereunder. Depending on the timing and sequencing of obtaining stockholder approval for the Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal, the Company may enter into an interim investment advisory agreement pursuant to Rule 15a-4 of the 1940 Act with KKR Credit.

What will happen if the Investment Co-Advisory Agreements Proposal and/or the Joint Advisor Investment Advisory Agreement Proposal are not approved?

The Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal are not contingent on one another. However, if the stockholders of the Company do not approve both the Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal, then the Board will consider and evaluate its options to determine what alternatives are in the Company’s best interests and that of the Company’s stockholders. GDFM intends to resign as the Company’s investment sub-adviser regardless of whether the Investment Co-Advisory Agreements Proposal or the Joint Advisor Investment Advisory Agreement Proposal is approved.

How does the Board recommend voting on the proposals at the Special Meeting?

The Board unanimously recommends that you vote “FOR” the Investment Co-Advisory Agreements Proposal and “FOR” the Joint Advisor Investment Advisory Agreement Proposal.

Will the base management fee and the incentive fee that the Company pays under the Current Investment Advisory Agreement change under the Investment Co-Advisory Agreements or the Joint Advisor Investment Advisory Agreement?

The base management fee will be reduced from 1.75% under the Current Investment Advisory Agreement to 1.50% under the Investment Co-Advisory Agreements (in the aggregate) and the Joint Advisor Investment Advisory Agreement. While the Current Investment Advisory Agreement provides that the base management fee is 2.0%, effective March 5, 2015, FSIC II Advisor contractually agreed to permanently waive 0.25% of the base management fee so that the fee received equals 1.75% of the Company’s average weekly gross assets.

Under the Current Investment Advisory Agreement, (i) the hurdle rate is 1.875% per quarter and (ii) the “catch-up” feature begins at 2.34375%. Under the Investment Co-Advisory Agreements (in the aggregate) and the Joint Advisor Investment Advisory Agreement, (i) the hurdle rate will be reduced to 1.75% per quarter and (ii) the “catch-up” feature will be reduced to begin at 2.1875%. The incentive fee under the Investment Co-Advisory Agreements (in the aggregate) and the Joint Advisor Investment Advisory Agreement will otherwise remain unchanged. See “Proposal 1—Terms of the FSIC II Advisor Investment Co-Advisory Agreement—Fees and Expenses,” “Proposal 1—Terms of the KKR Investment Co-Advisory Agreement—Fees and Expenses” and “Proposal 2—Terms of the Joint Advisor Investment Advisory Agreement—Fees and Expenses.” As a result of the reduction to the hurdle rate, the payment by the Company of the subordinated incentive fee on income will be triggered at a lower threshold than under the Current Investment Advisory Agreement.

Will the composition of the Board change following entry into the Investment Co-Advisory Agreements and/or the Joint Advisor Investment Advisory Agreement?

On the date that is the later of the Closing Date and the date on which the stockholders of the Company approve either or both the Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal (such applicable date, the “Board Appointment Date”), then, subject to nomination by and approval of the Board, FSIC II Advisor (acting collectively with the other FS Advisor Entities) and KKR Credit have agreed that they will each be entitled to recommend the appointment of one “interested” director to the Board, to the extent that the applicable party does not have an appointee on the Board at such time. In the event that either FSIC II Advisor (acting collectively with the other FS Advisor Entities) or KKR Credit has more than one appointee serving as an “interested” director to the Board, such party will use its reasonable best efforts to cause the resignation of such excess number of its appointed “interested” directors as promptly as practicable, but no later than twelve months following the Board Appointment Date. In addition, FSIC II Advisor has agreed that KKR Credit will be entitled to recommend, subject to approval by the “independent” directors and approval by the Board, the appointment of one “independent” director to the Board on the Board Appointment Date.

Will the officers change following entry into the Investment Co-Advisory Agreements and/or the Joint Advisor Investment Advisory Agreement?

The officers of the Company are not expected to change following entry into the Investment Co-Advisory Agreements and/or the Joint Advisor Investment Advisory Agreement.

What is the “Record Date” and what does it mean?

The record date for the Special Meeting is the close of business on [●], 2018 (the “Record Date”). The Record Date is established by the Board, and only holders of record of the Company’s shares of common stock, par value $0.001 per share (the “Shares”), at the close of business on the Record Date are entitled to receive notice of the Special Meeting and vote at the Special Meeting and at any adjournments or postponements thereof. As of the Record Date, there were [●] Shares outstanding.

As the Company announced on December 11, 2017, the Company has commenced a tender offer for the Shares that will expire on January 10, 2018, unless the offer is extended. Holders of record of Shares as of the Record Date will continue to have the right to vote at the Special Meeting (or any postponement or adjournment thereof) notwithstanding the fact that such Shares are tendered to the Company in the tender offer or accepted for payment after the Record Date by the Company in the tender offer.

How many votes do I have?

Each Share held by a holder of record as of the Record Date has one vote on each matter considered at the Special Meeting or any postponement or adjournment thereof.

How do I vote?

You may vote in person at the Special Meeting or by proxy in accordance with the instructions provided below. You may also authorize a proxy by telephone or through the Internet using the toll-free telephone number or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.

•	By Internet: www.proxyvote.com

•	By telephone: (800) 690-6903

•

By mail: You may vote by proxy by indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to [●] [a.m.] [p.m.], Eastern Time, on [●], 2018.

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In person: You may vote in person at the Special Meeting by a requesting a ballot when you arrive. You will need to bring photo identification in order to be admitted to the Special Meeting. To obtain directions to the Special Meeting, please call the Company at (844) 358-7276 and select Option 1.

What if a stockholder does not specify a choice for a matter when authorizing a proxy?

All properly executed proxies representing Shares received prior to the Special Meeting will be voted in accordance with the instructions marked thereon. If a proxy card is signed and returned without any instructions marked, the Shares will be voted “FOR” the Investment Co-Advisory Agreements Proposal and “FOR” the Joint Advisor Investment Advisory Agreement Proposal.

How can I change my vote or revoke a proxy?

You may revoke your proxy and change your vote before the proxies are voted at the Special Meeting. If you have executed a proxy, you may revoke it with respect to any proposal by attending the Special Meeting and voting your Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Company at the following address prior to the date of the Special Meeting: FS Investment Corporation II, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attention: Stephen S. Sypherd, Secretary.

If my Shares are held in a broker-controlled account by my broker, will my broker vote my Shares for me?

No. You should follow the instructions provided by your broker on your voting instruction form. It is important to note that your broker will vote your Shares only if you provide instructions on how you would like your Shares to be voted at the Special Meeting.

What constitutes a “quorum”?

Under the Company’s Articles of Amendment and Restatement and Third Amended and Restated Bylaws, one-third of the number of Shares entitled to be cast, present in person or by proxy, constitutes a quorum for the transaction of business.

Abstentions will be treated as Shares that are present for purposes of determining the presence of a quorum for transacting business at the Special Meeting.

A “broker non-vote” with respect to a matter occurs when a broker, bank or other institution or nominee holding shares on behalf of a beneficial owner and present (in person or by proxy) at a meeting for purposes of voting on a routine proposal (or a non-routine proposal for which it has received instructions from the beneficial owner) has not received voting instructions from the beneficial owner of the shares on a particular proposal and does not have, or chooses not to exercise, discretionary authority to vote the shares on such proposal. If a beneficial owner does not instruct its broker, bank or other institution or nominee holding its Shares on its behalf with respect to either the Investment Co-Advisory Agreements Proposal or the Joint Advisor Investment Advisory Agreement Proposal, the Shares will not be treated as present for purposes of determining the presence of a quorum for transacting business at the Special Meeting. If a beneficial owner instructs its broker, bank or other institution or nominee holding its Shares on its behalf with respect to one or both of the Investment Co-Advisory Agreements Proposal or the Joint Advisor Investment Advisory Agreement Proposal, the Shares will be treated as present for purposes of determining the presence of a quorum for transacting business at the Special Meeting.

In the event that a quorum is not present at the Special Meeting, the chairman of the Special Meeting shall have the power to adjourn the Special Meeting from time to time to a date not more than 120 days after the Record Date originally fixed for the Special Meeting without notice, other than the announcement at the Special Meeting, to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present.

If it appears that there are not enough votes to approve any proposal at the Special Meeting, the chairman of the Special Meeting may adjourn the Special Meeting from time to time to a date not more than 120 days after the Record Date originally fixed for the Special Meeting without notice, other than announcement at the Special Meeting, to permit further solicitation of proxies.

If sufficient votes in favor of one proposal have been received by the time of the Special Meeting, such proposal will be acted upon and such actions will be final, regardless of any subsequent adjournments to consider the other proposal.

What vote is required to approve the Investment Co-Advisory Agreements and the Joint Advisor Investment Advisory Agreement?

The affirmative vote by the stockholders of the Company holding a majority of the outstanding voting securities is necessary for approval of each Investment Co-Advisory Agreement and the Joint Advisor Investment Advisory Agreement. The 1940 Act, defines “a majority of outstanding voting securities” of the Company as the lesser of: (1) 67% or more of the voting securities present at the Special Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Company. Abstentions and broker non-votes (with respect to any proposal for which a beneficial owner does not instruct its broker, bank or other institution or nominee holding its Shares on its behalf) will not count as affirmative votes cast and will therefore have the same effect as votes against each of the Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal.

How will the final voting results be announced?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a current report on Form 8-K within four business days after the date of the Special Meeting.

Will you incur expenses in soliciting proxies?

FSIC II Advisor and KKR Credit will bear the expense of the solicitation of proxies for the Special Meeting, including the cost of preparing, printing and mailing this proxy statement, the accompanying Notice of Special Meeting of Stockholders and the proxy card. FSIC II Advisor has retained Broadridge Investor Communication Solutions, Inc. to assist in the solicitation of proxies for an estimated fee of approximately $265,000, plus out-of-pocket expenses.

The Company has requested that brokers, nominees, fiduciaries and other persons holding Shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. FSIC II Advisor and KKR Credit will reimburse such persons for their reasonable expenses in so doing. In addition to the solicitation of proxies by mail, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or regular employees of the Company and its affiliates (without special compensation therefor), as applicable.

What does it mean if I receive more than one proxy card?

Some of your Shares may be registered differently or held in a different account. You should authorize a proxy to vote the Shares in each of your accounts by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your Shares are voted. If you hold your Shares in registered form and wish to combine your stockholder accounts in the future, you should call the Company at (877) 628-8575. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a stockholder.

Are the proxy materials available electronically?

In accordance with regulations promulgated by the SEC, the Company has made this proxy statement, the Notice of Special Meeting of Stockholders and the proxy card available to stockholders on the Internet. Stockholders may (i) access and review the Company’s proxy materials, (ii) authorize their proxies, as described in “How do I Vote,” and/or (iii) elect to receive future proxy materials by electronic delivery, via the Internet address provided below.

This proxy statement, the Notice of Special Meeting of Stockholders and the proxy card are available at www.proxyvote.com.

Pursuant to the rules adopted by the SEC, the Company furnishes proxy materials by email to those stockholders who have elected to receive their proxy materials electronically. While the Company encourages stockholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of special meetings and the cost associated with the physical printing and mailing of materials, stockholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of Shares held by a broker or custodian, may request a printed set of proxy materials.

Will my vote make a difference?

Yes. Your vote is needed to ensure the proposals can be acted upon. Your vote is very important. Your immediate response will help avoid potential delays and may save significant additional expenses associated with soliciting stockholder votes.

FORWARD-LOOKING STATEMENTS

This proxy statement may contain certain “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including statements with regard to future events or the future performance or financial condition of the Company. The forward-looking statements contained in this proxy statement may include statements as to:

•	the Company’s future operating results;

•	the Company’s business prospects and the prospects of the companies in which the Company may invest;

•	the impact of the investments that the Company expects to make;

•	the ability of the Company’s portfolio companies to achieve their objectives;

•	the Company’s current and expected financing arrangements and investments;

•	changes in the general interest rate environment;

•	the adequacy of the Company’s cash resources, financing sources and working capital;

•	the timing and amount of cash flows, distributions and dividends, if any, from the Company’s portfolio companies;

•	the Company’s contractual arrangements and relationships with third parties;

•

actual and potential conflicts of interest with the FS Advisor Entities, KKR Credit, the Joint Advisor, FS Investment Advisor, LLC, FS Global Advisor, LLC, FS Energy Advisor, LLC, FS Fund Advisor, LLC, FS Credit Income Advisor, LLC, FSIC, FSIC III, FSIC IV, FS Energy and Power Fund, FS Global Credit Opportunities Fund, GDFM, FS Energy Total Return Fund, FS Credit Income Fund, FS Series Trust or any of their respective affiliates;

•	the dependence of the Company’s future success on the general economy and its effect on the industries in which the Company may invest;

•	the Company’s use of financial leverage;

•	the Company’s ability to maintain its qualification as a regulated investment company and as a BDC;

•	the impact on the Company’s business of the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended, and the rules and regulations issued thereunder;

•	the ability of FSIC II Advisor, KKR Credit and the Joint Advisor to locate suitable investments for the Company and to monitor and administer the Company’s investments;

•	the ability of FSIC II Advisor, KKR Credit and the Joint Advisor to attract and retain highly talented professionals;

•	the effect of changes to tax legislation and the Company’s tax position; and

•	the tax status of the enterprises in which the Company may invest.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this proxy statement involve risks and uncertainties. The Company’s actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in the Company’s operations or the economy generally due to terrorism or natural disasters;

•	future changes in laws or regulations and conditions in the Company’s operating areas;

•	failure to obtain requisite shareholder approval for the proposals set forth in this proxy statement; and

•	failure to consummate the transactions contemplated by the Master Transaction Agreement (as defined below).

The Company has based the forward-looking statements included in this proxy statement on information available to the Company as of the date of this proxy statement. Except as required by the federal securities laws, the Company undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. Shareholders are advised to consult any additional disclosures that the Company may make directly to shareholders or through reports that the Company may file in the future with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

PROPOSAL 1: APPROVAL OF INVESTMENT CO-ADVISORY AGREEMENTS PROPOSAL

Background

The Company currently receives investment advisory and administrative services from FSIC II Advisor pursuant to the Current Investment Advisory Agreement. GDFM acts as the Company’s investment sub-adviser pursuant to the Current Investment Sub-Advisory Agreement. As the Company announced on December 11, 2017, GDFM intends to resign as the investment sub-adviser to the Company and terminate the Current Investment Sub-Advisory Agreement on the GDFM End Date. The Company desires to enter into a new investment advisory relationship with KKR Credit. Accordingly, the FS Advisor Entities and KKR Credit and certain other parties have entered into a master transaction agreement (the “Master Transaction Agreement”) setting out the terms of the relationship between FSIC II Advisor and KKR Credit whereby FSIC II Advisor and KKR Credit would provide certain advisory and administrative services to the Company pursuant to the Investment Co-Advisory Agreements. In addition, the FS Advisor Entities and KKR Credit agreed to form the Joint Advisor for the purpose of advising and providing administrative services to the Company pursuant to the Joint Advisor Investment Advisory Agreement.

To effectuate the proposed investment advisory relationships with KKR Credit, the Company is seeking stockholder approval to enter into the Investment Co-Advisory Agreements and the Joint Advisor Investment Advisory Agreement, each of which would replace the Current Investment Advisory Agreement and the Current Investment Sub-Advisory Agreement as described herein.

The Board, including a majority of the members of the Board who are not parties to the Investment Co-Advisory Agreements or the Joint Advisor Investment Advisory Agreement, or “interested persons,” as defined in Section 2(a)(19) of the 1940 Act (the “Independent Directors”), of any such party unanimously approved each of the Investment Co-Advisory Agreements and the Joint Advisor Investment Advisory Agreement, and has deemed entry into such agreements to be in the best interests of the Company and its stockholders, as described in the sections entitled “Board Consideration” and “Factors Considered by the Board” in this Proposal 1 and “Proposal 2: Approval of Joint Advisor Investment Advisory Agreement Proposal.”

Concurrently with seeking stockholder approval of the Investment Co-Advisory Agreements and the Joint Advisor Investment Advisory Agreement, KKR Credit is seeking exemptive relief from the U.S. Securities and Exchange Commission (“SEC”) that would permit the Company following the effectiveness of the Joint Advisor Investment Advisory Agreement to co-invest in privately negotiated investment transactions with certain accounts managed by KKR Credit (“Exemptive Relief”). There can be no assurance of the timing of the approval of the application or whether the requested Exemptive Relief will be granted.

If the stockholders of the Company approve the Joint Advisor Investment Advisory Agreement Proposal, then the Joint Advisor would serve as investment adviser to the Company pursuant to the Joint Advisor Investment Advisory Agreement from and after the Joint Advisor Effective Date.

If the stockholders of the Company approve the Investment Co-Advisory Agreements Proposal, FSIC II Advisor and KKR Credit would serve as investment co-advisers to the Company pursuant to the Investment Co-Advisory Agreements from the Closing Date until the Joint Advisor Effective Date.

If the Joint Advisor Effective Date occurs on the same day as the Closing Date, then the Joint Advisor would serve as investment adviser to the Company pursuant to the Joint Advisor Investment Advisory Agreement and the Investment Co-Advisory Agreements would not become effective. If the Joint Advisor Effective Date occurs after the Closing Date, then FSIC II Advisor and KKR Credit would serve as investment co-advisers to the Company pursuant to the Investment Co-Advisory Agreements from the Closing Date until the Joint Advisor Effective Date, and the Investment Co-Advisory Agreements would automatically terminate upon the effectiveness of the Joint Advisor Investment Advisory Agreement

Accordingly, in order for FSIC II Advisor and KKR Credit to serve as investment co-advisers to the Company pursuant to the Investment Co-Advisory Agreements, the stockholders of the Company must approve the Investment Co-Advisory Agreements Proposal and the other conditions to the Closing Date must be satisfied or (to the extent permitted) waived, and in order for the Joint Advisor to serve as investment adviser to the Company pursuant to the Joint Advisor Investment Advisory Agreement, the stockholders of the Company must approve the Joint Advisor Investment Advisory Agreement Proposal, and the other conditions to the Joint Advisor Effective Date must be satisfied or (to the extent permitted) waived. Depending on the timing and sequencing of obtaining stockholder approval for the Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal, the Company may enter into an interim investment advisory agreement pursuant to Rule 15a-4 of the 1940 Act with KKR Credit.

If the Investment Co-Advisory Agreements are in effect and the conditions to entry into the Joint Advisor Investment Advisory Agreement are met thereafter or, if applicable, waived, the Investment Co-Advisory Agreements will terminate and the Joint Advisor Investment Advisory Agreement will become effective.

The FS Advisor Entities and KKR Credit have entered into a sourcing and administrative services agreement, pursuant to which, among other things, KKR Credit will provide certain administrative services to the FS Advisor Entities, and KKR Credit’s broker-dealer affiliate provides certain sourcing and other services to the FS Advisor Entities. The sourcing and administrative services agreement shall terminate with respect to FSIC II Advisor on the effective date of the Investment Co-Advisory Agreements or the Joint Advisor Investment Advisory Agreement. In addition, the Company’s current expense support and conditional reimbursement agreement, dated May 10, 2012 and amended and restated as of May 16, 2013, by and between the Company and FS Investments will terminate upon the effectiveness of the Investment Co-Advisory Agreements, the Joint Advisor Investment Advisory Agreement or any interim investment advisory agreement, whichever is first to occur.

The Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal are not contingent on one another. However, if the stockholders of the Company do not approve both the Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal, then the Board will consider and evaluate its options to determine what alternatives are in the Company’s best interests and that of the Company’s stockholders.

About FSIC II Advisor

FSIC II Advisor is a Delaware limited liability company, located at 201 Rouse Boulevard, Philadelphia, PA 19112, registered as an investment adviser with the SEC under the Advisers Act of 1940, as amended (the “Advisers Act”). FSIC II Advisor is a subsidiary of the Company’s affiliate, FS Investments, a leading asset manager dedicated to helping individuals, financial professionals and institutions design better portfolios. FSIC II Advisor is led by substantially the same personnel as the senior management teams of the investment advisers to certain other BDCs, open and closed-end management investment companies and a real estate investment trust sponsored by FS Investments (the “FS Non-BDC Funds” and together with the BDCs, the “Fund Complex”).

Michael C. Forman, the Company’s chairman, president and chief executive officer, serves as the chairman and chief executive officer of FSIC II Advisor. The Company’s executive vice president, Zachary Klehr, and vice president, treasurer and secretary, Stephen S. Sypherd, are both officers of FSIC II Advisor.

FSIC II Advisor’s senior management team has significant experience in private lending and private equity investing, and has developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, while focusing on risk management. The team also has extensive knowledge of the managerial, operational and regulatory requirements of publicly registered alternative asset entities, such as BDCs. The Company believes that the active and ongoing participation by FS Investments and its affiliates in the credit markets, and the depth of experience and disciplined investment approach of FSIC II Advisor’s management team, will allow FSIC II Advisor to successfully execute the Company’s investment strategies.

About KKR Credit

KKR Credit is a Delaware limited liability company, located at 555 California Street, 50th Floor, San Francisco, CA 94104, registered as an investment adviser with the SEC under the Advisers Act. It had over $41 billion of assets under management as of September 30, 2017 across investment funds, structured finance vehicles, specialty finance companies and separately managed accounts that invest capital in both liquid and illiquid credit strategies on behalf of some of the largest public and private pension plans, global financial institutions, university endowments and other institutional and public market investors. Its investment professionals utilize an industry and thematic approach to investing and benefit from access, where appropriate, to the broader resources and intellectual capital of KKR & Co. L.P. (“KKR & Co.”). KKR Credit is a subsidiary of KKR & Co., a leading global investment firm with over $153 billion in assets under management as of September 30, 2017 that manages investments across multiple asset classes including private equity, energy, infrastructure, real estate, credit and hedge funds. KKR & Co. aims to generate attractive investment returns by following a patient and disciplined investment approach, employing world-class people, and driving growth and value creation in the assets it manages. KKR & Co. invests its own capital alongside the capital it manages for fund investors and brings debt and equity investment opportunities to others through its capital markets business.

KKR & Co.’s business offers a broad range of investment management services to its fund investors and provides capital markets services to KKR & Co., its portfolio companies and third parties. Throughout KKR & Co.’s history, KKR & Co. has consistently been a leader in the private equity industry. KKR & Co. has grown its firm by expanding its geographical presence and building businesses in new areas, such as credit, special situations, hedge funds, collateralized loan obligations, capital markets, infrastructure, energy and real estate. These efforts build on KKR & Co.’s core principles and industry expertise, allowing KKR & Co. to leverage the intellectual capital and synergies in its businesses, and to capitalize on a broader range of the opportunities it sources. Additionally, KKR & Co. has increased its focus on meeting the needs of its existing fund investors and in developing relationships with new investors in its funds.

KKR & Co. conducts its business with offices throughout the world, providing it with a pre-eminent global platform for sourcing transactions, raising capital and carrying out capital markets activities. KKR & Co.’s growth has been driven by value that it has created through its operationally focused investment approach, the expansion of its existing businesses, its entry into new lines of business, innovation in the products that it offers investors in its funds, an increased focus on providing tailored solutions to its clients and the integration of capital markets distribution activities.

KKR & Co. has also used its balance sheet as a significant source of capital to further grow and expand its business, increase its participation in its existing businesses and further align its interests with those of its fund investors and other stakeholders.

Similar Investment Strategy. Below are the management fee rate and gross assets of two other registered investment companies advised by KKR Credit, each of which has a similar investment objective to that of the Company.

Fund Name	Management Fee (as a percentage of gross assets(1))	Gross Assets as of September 30, 2017	Applicable Fee Waiver/Expense Reimbursement
Corporate Capital Trust, Inc.	1.50%	$4,423 million	No
Corporate Capital Trust II	2.00%	$157.4 million	Yes(2)

(1)	With respect to Corporate Capital Trust, Inc., for purposes of calculating the management fee, cash and cash equivalents are excluded from the definition of gross assets.
(2)	$606,252 for the quarter ended September 30, 2017.

Management of the Investment Co-Advisors

The management of the Company’s investment portfolio will be the responsibility of a joint investment committee which will be comprised of three appointees of FS Investments or one of its affiliates (initially Sean Coleman, Brian Gerson and Michael Kelly) and three appointees of KKR Credit (initially Todd Builione, Daniel Pietrzak and Ryan Wilson). A team of dedicated investment professionals consisting of personnel from FSIC II

Advisor and KKR Credit will provide services to the Company. Below is biographical information relating to certain key personnel involved in rendering such services:

Sean Coleman serves as a managing director of FSIC and as managing director of investment management of FS Investments and its affiliated investment advisers. Mr. Coleman also serves on the investment committee of the investment advisers to the funds in the Fund Complex. Mr. Coleman is primarily responsible for reviewing and assessing the fit of potential investments within each fund’s investment portfolio, performing due diligence on the same and monitoring existing investments. Before joining FS Investments and its affiliated investment advisers in October 2013, Mr. Coleman worked at Golub Capital, where he served in various capacities, including as a managing director in the direct lending group and as chief financial officer and treasurer of its BDC. Before he joined Golub Capital in September 2005, Mr. Coleman worked in merchant and investment banking, including at Goldman, Sachs & Co. and Wasserstein Perella & Co. Mr. Coleman earned a B.A. in History from Princeton University and an M.B.A. with Distinction from Harvard Business School, where he received the Loeb Award for academic excellence in finance.

Brian Gerson joined FS Investments in November 2017 as its Head of Private Credit and has more than 20 years of experience in credit investing and corporate lending, with specific expertise in lending through BDCs. Prior to joining FS Investments, he most recently served as Group Head and Managing Director at LStar Capital, the credit affiliate of Lone Star Funds, from April 2015 to November 2017. At LStar, Mr. Gerson developed and maintained deep relationships with the financial sponsor community and middle market intermediaries while significantly expanding LStar’s corporate credit business. Prior to joining LStar, Mr. Gerson was a founding member of Solar Capital Partners, which serves as investment adviser to two yield-oriented BDCs. At Solar Capital, he spent seven years from January 2007 to September 2014 in various credit, origination, management, and business development roles, most recently serving as Executive Vice President of Solar Capital Limited. Prior to joining Solar Capital, Mr. Gerson spent 12 years in various positions, including Managing Director at CIBC World Markets in its Leveraged Finance and Financial Sponsors Group. Mr. Gerson graduated summa cum laude and Phi Beta Kappa from Tufts University where he earned a Bachelor of Arts in Mathematics.

Michael Kelly currently serves as president of FS Investments and has presided in such role since July 2017. Mr. Kelly also serves as chief investment officer of FS Investments and executive vice president of its affiliated investments advisers, and has presided in such roles since January 2015. Among other things, Mr. Kelly oversees the investment management function at FS Investments and its affiliated investment advisers. Before joining FS Investments and its affiliated investment advisers, Mr. Kelly was the chief executive officer of ORIX USA Asset Management (“ORIX”), where he led the company’s acquisition of Robeco, a $250 billion global asset management company and the largest acquisition in ORIX’s 50-year history. Mr. Kelly started his career on Wall Street at Salomon Brothers and went on to join hedge fund pioneers Omega Advisors and Tiger Management. Mr. Kelly then helped build and lead the hedge fund firm, FrontPoint Partners, where he first served as chief investment officer and eventually co-chief executive officer. Mr. Kelly is a graduate of Cornell University and earned his M.B.A. at Stanford University. Mr. Kelly is a co-founder and board member of the Spotlight Foundation, and serves as a trustee of the Tiger Foundation and the Stanford Business School Trust.

Todd C. Builione is a member of the Board of Directors of CCT and CCT’s Chief Executive Officer, and also a trustee of CCT II. Mr. Builione joined KKR & Co. in 2013 and is a Member of KKR & Co. and President of KKR Credit & Capital Markets. Mr. Builione also serves on the KKR Global Risk Committee. Prior to joining KKR & Co., Mr. Builione served as President of Highbridge Capital Management, CEO of Highbridge’s Hedge Fund business and a member of the Investment and Risk Committees. Mr. Builione began his career at the Goldman Sachs Group, where he was predominantly focused on capital markets and mergers and acquisitions for financial institutions. He received a B.S., summa cum laude, Merrill Presidential Scholar, from Cornell University and a J.D., cum laude, from Harvard Law School. Mr. Builione serves on the Board of Directors of Marshall Wace, a liquid alternatives provider which formed a strategic partnership with KKR & Co. in 2015. Mr. Builione also serves on the Board of Directors of Harlem RBI (a community-based youth development organization located in East Harlem, New York), on the Advisory Council of Cornell University’s Dyson School of Applied Economics and Management, and on the Board of Directors of the Pingry School.

Daniel Pietrzak currently serves as CCT’s Chief Investment Officer. Mr. Pietrak joined KKR Credit in 2016 and is a Member of KKR & Co. and the Co-Head of Private Credit. Mr. Pietrzak is a portfolio manager for KKR Credit’s private credit funds and portfolios and a member of the Global Private Credit Investment Committee, Europe Direct Lending Investment Committee and KKR Credit Portfolio Management Committee. Prior to joining KKR Credit, Mr. Pietrzak was a Managing Director and the Co-Head of Deutsche Bank’s Structured Finance business across the Americas and Europe. Previously, Mr. Pietrzak was based in New York and held various roles in the structured finance and credit businesses of Société Générale and CIBC World Markets. Mr. Pietrzak started his career at Price Waterhouse in New York and is a Certified Public Accountant. Mr. Pietrzak holds an M.B.A. in Finance from The Wharton School of the University of Pennsylvania and a B.S. in Accounting from Lehigh University.

Ryan L.G. Wilson currently serves as CCT’s Chief Operating Officer and Associate Portfolio Manager. Mr. Wilson joined KKR Credit in 2006 and is a Director. Prior to joining KKR Credit, Mr. Wilson was with PricewaterhouseCoopers, serving a variety of clients across industries. Mr. Wilson holds a B.A. in Economics with honors from Wilfrid Laurier University and a MAcc in Accounting from the University of Waterloo. He also is a CFA charterholder, Chartered Professional Accountant and a Chartered Accountant.

In performing their duties under the Investment Co Advisory Agreements, the FS Advisor Entities and KKR Credit will provide the Company with services to facilitate the conduct of its business, including but not limited to: (a) sourcing, structuring, underwriting, performing diligence, executing and monitoring investments; (b) researching, selecting, trading and underwriting new investment opportunities; (c) investor account management; (d) legal, compliance, finance, accounting, operations and human resources services; and (e) risk management functions. The FS Advisor Entities and KKR Credit are collectively responsible for providing appropriate assets, resources, time and personnel in order to provide to the Company the services required under the Investment Co-Advisory Agreements. The FS Advisor Entities and KKR Credit have agreed to coordinate their activities during the period in which the Investment Co-Advisory Agreements would be in effect to avoid duplication of efforts and ensure a balanced and effective allocation of responsibilities and net fee revenue earned by the FS Advisor Entities and KKR Credit, and efficiency in the provision of the required services to the Company thereunder.

Terms of the FSIC II Advisor Investment Co-Advisory Agreement

The terms of the FSIC II Advisor Investment Co-Advisory Agreement are substantially similar to those of the Current Investment Advisory Agreement, except for, among other things, the fees payable thereunder and the date of effectiveness. Furthermore, the terms of the FSIC II Advisor Investment Co-Advisory Agreement are substantially similar to those of the KKR Investment Co-Advisory Agreement. The description of the FSIC II Advisor Investment Co-Advisory Agreement that follows is a summary only and is qualified in its entirety by reference to the copy of the form of the FSIC II Advisor Investment Co-Advisory Agreement included in Exhibit A hereto.

Duties. Subject to the overall supervision of the Board, FSIC II Advisor, in coordination with KKR Credit, will oversee the Company’s day-to-day operations and provide the Company with investment advisory services. Under the terms of the FSIC II Advisor Investment Co-Advisory Agreement, FSIC II Advisor will, in coordination with KKR Credit:

(i)	determine the composition and allocation of the Company’s investment portfolio, the nature and timing of any changes therein and the manner of implementing such changes;

(ii)	identify, evaluate and negotiate the structure of the investments made by the Company;

(iii)	execute, monitor and service the Company’s investments;

(iv)	place orders with respect to, and arrange for, any investment by the Company;

(v)	determine the securities and other assets that the Company shall purchase, retain, or sell;

(vi)	perform due diligence on prospective portfolio companies; and

(vii)	provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably request or require for the investment of its funds.

Notwithstanding the foregoing, FSIC II Advisor and KKR Credit may, from time to time, designate one or the other as being primarily responsible for certain investments. The duties to be provided under the FSIC II Advisor Investment Co-Advisory Agreement are substantially the same as those under the Current Investment Advisory Agreement. FSIC II Advisor has no obligation to supervise KKR Credit’s provision of services under the KKR Investment Co-Advisory Agreement.

Fees and Expenses. The Company will pay FSIC II Advisor a fee for its services under the FSIC II Advisor Investment Co-Advisory Agreement consisting of two components—an annual base management fee based on the average weekly value of the Company’s gross assets and an incentive fee based on the Company’s performance. The cost of both the base management fee payable to FSIC II Advisor and any incentive fees it earns will ultimately be borne by the Company’s stockholders.

The base management fee will be calculated at an annual rate of 0.75% of the average weekly value of the Company’s gross assets. The base management fee will be payable quarterly in arrears and will be calculated based on the average weekly value of the Company’s gross assets during the most recently completed calendar quarter. The base management fee may or may not be taken in whole or in part at the discretion of FSIC II Advisor. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as FSIC II Advisor shall determine. The base management fee for any partial month or quarter will be appropriately prorated. The other terms of the base management fee are the same as those under the Current Investment Advisory Agreement.

The incentive fee will consist of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears, will equal 10.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, expressed as a rate of return on adjusted capital, equal to 1.75% per quarter, or an annualized hurdle rate of 7.0%. For purposes of this fee, “adjusted capital” means cumulative gross proceeds generated from sales of the Shares (including proceeds from the Company’s distribution reinvestment plan) reduced for amounts paid for Share repurchases pursuant to the Company’s Share repurchase program. As a result, FSIC II Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.75%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FSIC II Advisor will be entitled to a “catch-up” fee equal to 50% of the amount of the Company’s pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.1875%, or 8.75% annually, of adjusted capital. This “catch-up” feature will allow FSIC II Advisor to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, FSIC II Advisor will be entitled to receive 10.0% of the Company’s pre-incentive fee net investment income.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Co-Advisory Agreements). This fee will equal (i) 10.0% of the Company’s “incentive fee capital gains” (i.e., the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less (ii) 50.0% of the aggregate amount of any previously paid incentive fees on capital gains. The Company will accrue for the incentive fee on capital gains, which, if earned, will be paid annually. The Company will accrue the incentive fee on capital gains based on net realized and unrealized gains; however, under the terms of the FSIC II Advisor Investment Co-Advisory Agreement, the fee payable to FSIC II Advisor will be based on realized gains and no such fee will be payable with respect to unrealized gains unless and until such gains are actually realized. The other terms of the incentive fee are the same as those under the Current Investment Advisory Agreement.

All personnel of FSIC II Advisor, when and to the extent engaged in providing advisory services under the FSIC II Advisor Investment Co-Advisory Agreement, and the compensation of such personnel allocable to such advisory services, shall be provided and paid for by FSIC II Advisor or its affiliates and not by the Company. The treatment of expenses is the same under the Current Investment Advisory Agreement.

Term. The FSIC II Advisor Investment Co-Advisory Agreement will remain in effect initially for two years, and thereafter will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Company and (ii) the vote of a majority of the Independent Directors in accordance with the requirements of the 1940 Act. The FSIC II Advisor Investment Co-Advisory Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice (a) by the Company to FSIC II Advisor, (i) upon the vote of a majority of the outstanding voting securities of the Company (within the meaning of Section 2(a)(42) of the 1940 Act), or (ii) by the vote of the Independent Directors, or (b) by FSIC II Advisor to the Company. The FSIC II Advisor Investment Co-Advisory Agreement will automatically terminate in the event of (x) its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act), or (y) the effectiveness of the Joint Advisor Investment Advisory Agreement.

Indemnification. The FSIC II Advisor Investment Co-Advisory Agreement provides that FSIC II Advisor and any sub-adviser (and their officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons (as defined in the 1940 Act) and any other person or entity affiliated with, or acting on behalf of, FSIC II Advisor or any such sub-adviser) (collectively, the “FSIC II Advisor Indemnified Parties”), will not be liable to the Company for any action taken or omitted to be taken by any such FSIC II Advisor Indemnified Party in connection with the performance of any of its duties or obligations under the FSIC II Advisor Investment Co-Advisory Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and the Company will indemnify, defend and protect the FSIC II Advisor Indemnified Parties (each of whom shall be deemed a third party beneficiary thereof) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) (“Losses”) incurred by the FSIC II Advisor Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of FSIC II Advisor’s duties or obligations under the FSIC II Advisor Investment Co-Advisory Agreement or otherwise as an investment adviser of the Company, to the extent such Losses are not fully reimbursed by insurance, and to the extent that such indemnification would not be inconsistent with the laws of the State of Maryland or other applicable law, the Company’s Articles of Amendment and Restatement or, for only as long as the Shares are not listed on a national securities exchange, the provisions of Section II.G of the Omnibus Guidelines published by the North American Securities Administrators Association on March 29, 1992, as it may be amended from time to time. Notwithstanding the preceding sentence, nothing contained in the FSIC II Advisor Investment Co-Advisory Agreement will protect or be deemed to protect the FSIC II Advisor Indemnified Parties against or entitle or be deemed to entitle the FSIC II Advisor Indemnified Parties to indemnification in respect of any Losses to the Company or its stockholders to which the FSIC II Advisor Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of FSIC II Advisor’s duties or by reason of the reckless disregard of FSIC II Advisor’s duties and obligations under the FSIC II Advisor Investment Co-Advisory Agreement.

Brand Usage. The FSIC II Advisor Investment Co-Advisory Agreement provides, subject to certain limitations, that FSIC II Advisor grants a non-exclusive, non-transferrable, non-sublicensable and royalty-free license to the Company for use of the trademark “FSIC II Advisor” and the “FSIC II Advisor” design in connection with the Company’s public filings, requests for information from state and federal regulators, offering materials and advertising materials and investor communications.

Third Party Beneficiaries. The FSIC II Advisor Investment Co-Advisory Agreement provides that except for any FSIC II Advisor Indemnified Party, the FSIC II Advisor Investment Co-Advisory Agreement is for the sole benefit of the parties thereto and their permitted assigns.

Insurance. The FSIC II Advisor Investment Co-Advisory Agreement provides that, subject to the requirements of Rule 17d-1(d)(7) under the 1940 Act, the Company shall acquire and maintain a directors and officers liability insurance policy or similar policy with reasonable coverage from a reputable insurer.

Terms of the KKR Investment Co-Advisory Agreement

The terms of the KKR Investment Co-Advisory Agreement are substantially similar to those of the Current Investment Advisory Agreement, except for, among other things, the fees payable thereunder, the name of the investment adviser and the date of effectiveness. Furthermore, the terms of the KKR Investment Co-Advisory Agreement are substantially similar to those of the FSIC II Advisor Investment Co-Advisory Agreement. The description of the KKR Investment Co-Advisory Agreement that follows is a summary only and is qualified in its entirety by reference to the copy of the form of the KKR Investment Co-Advisory Agreement included in Exhibit B hereto.

Duties. Subject to the overall supervision of the Board, KKR Credit, in coordination with FSIC II Advisor, will oversee the Company’s day-to-day operations and provide the Company with investment advisory services. Under the terms of the KKR Investment Co-Advisory Agreement, KKR Credit will, in coordination with FSIC II Advisor:

(i)	determine the composition and allocation of the Company’s investment portfolio, the nature and timing of any changes therein and the manner of implementing such changes;

(ii)	identify, evaluate and negotiate the structure of the investments made by the Company;

(iii)	execute, monitor and service the Company’s investments;

(iv)	place orders with respect to, and arrange for, any investment by the Company;

(v)	determine the securities and other assets that the Company shall purchase, retain, or sell;

(vi)	perform due diligence on prospective portfolio companies; and

(vii)	provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably request or require for the investment of its funds.

Notwithstanding the foregoing, FSIC II Advisor and KKR Credit may, from time to time, designate one or the other as being primarily responsible for certain investments. The duties to be provided under the KKR Investment Co-Advisory Agreement are substantially the same as those under the Current Investment Advisory Agreement. KKR Credit has no obligation to supervise FSIC II Advisor’s provision of services under the FSIC II Advisor Investment Co-Advisory Agreement.

Fees and Expenses. The Company will pay KKR Credit a fee for its services under the KKR Investment Co-Advisory Agreement consisting of two components—an annual base management fee based on the average weekly value of the Company’s gross assets and an incentive fee based on the Company’s performance. The cost of both the base management fee payable to KKR Credit and any incentive fees it earns will ultimately be borne by the Company’s stockholders.

The base management fee will be calculated at an annual rate of 0.75% of the average weekly value of the Company’s gross assets. The base management fee will be payable quarterly in arrears and will be calculated based on the average weekly value of the Company’s gross assets during the most recently completed calendar quarter. The base management fee may or may not be taken in whole or in part at the discretion of KKR Credit. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as KKR Credit shall determine. The base management fee for any partial month or quarter will be appropriately prorated. The other terms of the base management fee are the same as those under the Current Investment Advisory Agreement.

The incentive fee will consist of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears, will equal 10.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, expressed as a rate of return on adjusted capital, equal to 1.75% per quarter, or an annualized hurdle rate of 7.0%. For purposes of this fee, “adjusted capital” means cumulative gross proceeds generated from sales of the Shares (including proceeds from the Company’s distribution reinvestment plan) reduced for amounts paid for Share repurchases pursuant to the Company’s Share repurchase program. As a result, KKR Credit will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.75%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, KKR Credit will be entitled to a “catch-up” fee equal to 50% of the amount of the Company’s pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.1875%, or 8.75% annually, of adjusted capital. This “catch-up” feature will allow KKR Credit to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, KKR Credit will be entitled to receive 10.0% of the Company’s pre-incentive fee net investment income.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Co-Advisory Agreements). This fee will equal (i) 10.0% of the Company’s “incentive fee capital gains” (i.e., the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less (ii) 50.0% of the aggregate amount of any previously paid incentive fees on capital gains. The Company will accrue for the incentive fee on capital gains, which, if earned, will be paid annually. The Company will accrue the incentive fee on capital gains based on net realized and unrealized gains; however, under the terms of the KKR Investment Co-Advisory Agreement, the fee payable to KKR Credit will be based on realized gains and no such fee will be payable with respect to unrealized gains unless and until such gains are actually realized. The other terms of the incentive fee are the same as those under the Current Investment Advisory Agreement.

All personnel of KKR Credit, when and to the extent engaged in providing services under the KKR Investment Co- Advisory Agreement, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by KKR Credit or its affiliates and not by the Company. The treatment of expenses is the same under the Current Investment Advisory Agreement.

Term. The KKR Investment Co-Advisory Agreement will remain in effect initially for two years, and thereafter will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Company and (ii) the vote of a majority of the Independent Directors in accordance with the requirements of the 1940 Act. The KKR Investment Co-Advisory Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice (a) by the Company to KKR Credit, (i) upon the vote of a majority of the outstanding voting securities of the Company (within the meaning of Section 2(a)(42) of the 1940 Act), or (ii) by the vote of the Independent Directors, or (b) by KKR Credit to the Company. The KKR Investment Co-Advisory Agreement will automatically terminate in the event of (x) its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act), or (y) the effectiveness of the Joint Advisor Investment Advisory Agreement.

Indemnification. The KKR Investment Co-Advisory Agreement provides that KKR Credit and any sub-adviser (and their officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons (as defined in the 1940 Act) and any other person or entity affiliated with, or acting on behalf of, KKR Credit or any such sub-adviser) (collectively, the “KKR Indemnified Parties”), will not be liable to the Company for any action taken or omitted to be taken by any such KKR Indemnified Party in connection with the performance of any of its duties or obligations under the KKR Investment Co-Advisory Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and the Company will indemnify, defend and protect the KKR Indemnified Parties (each of whom shall be deemed a third party beneficiary thereof) and hold them harmless from and against all Losses incurred by the KKR Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of KKR Credit’s duties or obligations under the KKR Investment Co-Advisory Agreement or otherwise as an investment adviser of the Company, to the extent such Losses are not fully reimbursed by insurance, and to the extent that such indemnification would not be inconsistent with the laws of the State of Maryland or other applicable law, the Company’s Articles of Amendment and Restatement or, for only as long as the Shares are not listed on a national securities exchange, the provisions of Section II.G of the Omnibus Guidelines published by the North American Securities Administrators Association on March 29, 1992, as it may be amended from time to time. Notwithstanding the preceding sentence, nothing contained in the KKR Investment Co-Advisory Agreement will protect or be deemed to protect the KKR Indemnified Parties against or entitle or be deemed to entitle the KKR Indemnified Parties to indemnification in respect of any Losses to the Company or its stockholders to which the KKR Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of KKR Credit’s duties or by reason of the reckless disregard of KKR Credit’s duties and obligations under the KKR Investment Co-Advisory Agreement.

Brand Usage. The KKR Investment Co-Advisory Agreement provides, subject to certain limitations, that KKR Credit grants a non-exclusive, non-transferrable, non-sublicensable and royalty-free license to the Company for use of the trademark “KKR” and the “KKR” design in connection with the Company’s public filings, requests for information from state and federal regulators, offering materials and advertising materials and investor communications.

Third Party Beneficiaries. The KKR Investment Co-Advisory Agreement provides that except for KKR Indemnified Party, the KKR Investment Co-Advisory Agreement is for the sole benefit of the parties thereto and their permitted assigns.

Insurance. The KKR Advisor Investment Co-Advisory Agreement provides that, subject to the requirements of Rule 17d-1(d)(7) under the 1940 Act, the Company shall acquire and maintain a directors and officers liability insurance policy or similar policy with reasonable coverage from a reputable insurer.

Board Consideration

At a meeting of the Board held on November 28, 2017, the Board, including a majority of the Independent Directors, approved each of the Investment Co-Advisory Agreements as being in the best interests of the Company and its stockholders. The Board then directed that both Investment Co-Advisory Agreements be submitted to the Company’s stockholders for approval with the Board’s recommendation that the stockholders of the Company vote to approve the Investment Co-Advisory Agreements.

The Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal are not contingent on one another. However, if the stockholders of the Company do not approve both the Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement

Proposal, then the Board will consider and evaluate its options to determine what alternatives are in the Company’s best interests and that of the Company’s stockholders.

Factors Considered by the Board

The Board, in approving and recommending stockholder approval of each Investment Co-Advisory Agreement, considered information furnished and discussed throughout the year at Board meetings and executive sessions with management and counsel and provided specifically in relation to the consideration of the approval of the Investment Co-Advisory Agreements in response to requests of the Independent Directors and their independent legal counsel.

In its deliberations, the Board considered (i) a range of materials and information regarding the nature and quality of services to be provided by FSIC II Advisor and KKR Credit, (ii) the past performance of FSIC II Advisor and performance of the Company compared to relevant indices and peer funds, (iii) the performance of funds advised by KKR Credit that are comparable in strategy to the Company, (iv) the proposed fees and expenses of the Company under the Investment Co-Advisory Agreements compared to the Company’s current fees and those of peer funds with investment objectives and strategies similar to the Company, and (v) the estimated profitability of FSIC II Advisor and KKR Credit under the Investment Co-Advisory Agreements. The Board also considered information related to potential “fall out” or ancillary benefits enjoyed by FSIC II Advisor and to be enjoyed by KKR Credit (and their affiliates) as a result of their relationships with the Company. In addition, the Board explored alternative options, including other investment advisory arrangements. In addition to evaluating, among other things, the written information provided by FSIC II Advisor and KKR Credit, the Board considered the answers to questions posed by the Board to representatives of FSIC II Advisor and KKR Credit at various meetings. The Independent Directors met separately in executive sessions with their independent legal counsel to review and consider the information provided regarding the Investment Co-Advisory Agreements.

Based on their review, the Independent Directors and the full Board concluded that it was in the best interests of the Company to approve the Investment Co-Advisory Agreements. In its deliberations, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The material factors and conclusions that formed the basis for the Board’s determinations are discussed below.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the services to be provided by FSIC II Advisor and KKR Credit, the Board reviewed information describing the financial strength, experience, resources, compliance programs, and key personnel of FSIC II Advisor and KKR Credit, including the personnel who will provide investment management services to the Company. With respect to FSIC II Advisor, the Board considered (i) its overall experience overseeing the activities of FSIC II Advisor with regard to the operation of the Company to date and recognized the investment of time, capital and human resources that has resulted in the successful operation of the Company, and (ii) FSIC II Advisor’s role in, among other things, setting investment guidelines for the Company’s portfolio, determining the composition and allocation of the Company’s portfolio, and identifying, evaluating, and negotiating the structure of, the Company’s investments. The Board also considered the administrative services FSIC II Advisor provides to the Company, including general ledger accounting, fund accounting, legal services, investor relations and other administrative services. With respect to KKR Credit, the Board considered KKR Credit’s ability to, among other things, (i) identify and conduct due diligence on prospective investment opportunities for the Company, (ii) make and execute investments for the Company, (iii) implement the Company’s investment strategies, and (iv) provide ongoing monitoring of the Company’s investments. The Board also considered the anticipated strong level of proposed collaboration and coordination between FSIC II Advisor and KKR Credit in managing the Company’s assets.

The Board and the Independent Directors determined that they were satisfied with the nature, quality and extent of the services to be provided by FSIC II Advisor and KKR Credit to the Company, the expertise and capabilities of FSIC II Advisor’s and KKR Credit’s personnel, FSIC II Advisor’s and KKR Credit’s financial strength and their anticipated allocation of resources necessary to manage the Company’s portfolio.

Review of Performance. With respect to the Company’s investment performance, the Board and the Independent Directors noted that the Company’s performance was reasonable as compared to the performance of funds that FSIC II Advisor believed to be relatively comparable to the Company in terms of structure, investment objectives, assets under management, portfolio mix and/or similar criteria. In addition, the Independent Directors considered the Company’s performance compared to certain indices spanning the spectrum of primary asset classes in which the Company invests. The Independent Directors noted FSIC II Advisor’s explanation of the relevance of each comparable index. The Board then considered the performance of funds managed by KKR Credit that are comparable to the Company. The Board determined that it was generally satisfied with the Company’s and KKR Credit’s performance and would continue to monitor the Company’s performance results.

Costs of Services Provided and Profits Realized. The Board considered the proposed management and incentive fees (together, the “Advisory Fees”) and the Company’s anticipated expense ratios as compared to a group of investment companies that FSIC II Advisor believed to be relatively comparable to the Company in terms of structure, investment objectives, assets under management, portfolio mix and/or similar criteria. The Independent Directors considered that the base management fee portion of the Advisory Fees would be reduced under the proposed arrangements, which would cause stockholders to pay a decreased Advisory Fee, but that the income incentive fee hurdle would be lowered (as described above), potentially causing the Company to reach the hurdle at a lower performance rate (and consequently, stockholders would pay the income incentive fee at a lower performance rate) than it would have under the current fee structure. The Independent Directors considered the reasons for the changes in Advisory Fees provided by FSIC II Advisor, the comparison of the Company’s proposed Advisory Fees to its peers, including that the reduced hurdle rate would substantially align with the hurdle rates of the Company’s peers.

With respect to the Company’s expense ratios, the Board considered the expense ratios compared to a group of investment companies that FSIC II Advisor believed to be relatively comparable to the Company in terms of structure, investment objectives, assets under management, portfolio mix and/or similar criteria. The Board reviewed the profitability information provided by FSIC II Advisor for the past three years, the estimated profitability after the proposed approval of the Investment Co-Advisory Agreements and FSIC II Advisor’s methodology for determining profitability. The Independent Directors also noted KKR Credit’s expected profitability and methodology with respect to the Company. The Board determined that the Advisory Fees, proposed expense ratios and profitability were reasonable in relation to the services to be rendered to the Company by FSIC II Advisor and KKR Credit.

Economies of Scale. The Board considered the extent to which economies of scale might be realized as the Company grows and whether the Company’s fee levels reflect these economies of scale for the benefit of Company stockholders. The Board considered the fact that such economies are less likely to be significant given the Company’s structure and focus on loans to private middle-market U.S. companies which generally require loan by loan negotiation and monitoring, as well as FSIC II Advisor’s commitment to monitor economies of scale on an ongoing basis.

Other Benefits. The Board considered other benefits that may accrue to FSIC II Advisor, KKR Credit and their affiliates from their relationships with the Company, including that FSIC II Advisor and KKR Credit may potentially benefit from the success of the Company, which could attract other business to FSIC II Advisor and KKR Credit.

Overall Conclusions. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Investment Co-Advisory Agreements are fair and reasonable and that the approval of each Investment Co-Advisory Agreement is in the best interests of the Company. The Board, including a majority of the Independent Directors, unanimously approved the Investment Co-Advisory Agreements and determined to submit the Investment Co-Advisory Agreements to stockholders for approval.

Vote Required

The affirmative vote by the stockholders of the Company holding a majority of the outstanding voting securities is necessary for approval of each Investment Co-Advisory Agreement. The 1940 Act defines “a majority of outstanding voting securities” of the Company as the lesser of: (1) 67% or more of the voting securities present at the Special Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Company. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes “AGAINST” the Investment Co-Advisory Agreements Proposal. Proxies received will be voted “FOR” the Investment Co-Advisory Agreements Proposal unless stockholders designate otherwise.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE INVESTMENT CO-ADVISORY AGREEMENTS PROPOSAL.

PROPOSAL 2: APPROVAL OF JOINT ADVISOR INVESTMENT ADVISORY AGREEMENT PROPOSAL

Background

The information set forth under the heading “Background” in “Proposal 1: Approval of Investment Co-Advisory Agreements Proposal” is incorporated herein by reference.

About the Joint Advisor

The Joint Advisor will be a newly-formed Delaware limited liability company, located at 201 Rouse Boulevard, Philadelphia, PA 19112. Prior to the effectiveness of the Joint Advisor Investment Advisory Agreement, the Joint Advisor will register as an investment adviser with the SEC under the Advisers Act. The Joint Advisor will be formed by FS Investments or one of its affiliates to serve as the Company’s investment adviser. Upon receipt of Exemptive Relief, stockholder approval of the Joint Advisor Investment Advisory Agreement and, unless otherwise waived by KKR Credit and the FS Advisor Entities, stockholder approval of each investment advisory agreement between the Joint Advisor and each of FSIC, FSIC III, FSIC IV, CCT and CCT II, KKR Credit will become a member of the Joint Advisor, which will be jointly controlled by FS Investments or one of its affiliates and KKR Credit.

The Company’s chairman, president and chief executive officer, Michael C. Forman, will serve as the Joint Advisor’s chairman and chief executive officer and Todd C. Builione, the president of KKR Credit, will serve as the Joint Advisor’s president.

The Joint Advisor’s senior management team will have significant experience in private lending and private equity investing, and will have developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, while focusing on risk management. The team will also have extensive knowledge of the managerial, operational and regulatory requirements of publicly registered alternative asset entities, such as BDCs. The Company believes that the active and ongoing participation by FS Investments, KKR Credit and their respective affiliates in the credit markets, and the depth of experience and disciplined investment approach of the Joint Advisor’s management team, will allow the Joint Advisor to successfully execute the Company’s investment strategies.

The Joint Advisor’s investment committee will initially be comprised of Todd Builione, Sean Coleman, Brian Gerson, Michael Kelly, Daniel Pietrzak and Ryan Wilson. See “Proposal 1: Approval of Investment Co-Advisory Agreements Proposal—Management of the Investment Co-Advisors” in this proxy statement for additional information. The Board, including a majority of the Independent Directors, will oversee and monitor the Company’s investment performance and will review the Joint Advisor Investment Advisory Agreement as required by the 1940 Act, to determine, among other things, whether the fees payable under such agreement are reasonable in light of the services provided.

About FS Investments

FS Investments is a leading asset manager dedicated to helping individuals, financial professionals and institutions design better portfolios. The firm provides access to alternative sources of income and growth and focuses on setting the industry standards for investor education and transparency.

FS Investments is headquartered in Philadelphia with offices in Orlando, FL and Washington, D.C. The firm had more than $20 billion in assets under management as of September 30, 2017.

About KKR Credit

The information set forth under the heading “About KKR Credit” in “Proposal 1: Approval of Investment Co-Advisory Agreements Proposal” is incorporated herein by reference.

Management of the Joint Advisor

The management of the Company’s investment portfolio will be the responsibility of the Joint Advisor’s investment committee which will be comprised of three appointees of FS Investments or one of its affiliates (initially Sean Coleman, Brian Gerson and Michael Kelly) and three appointees of KKR Credit (initially Todd Builione, Daniel Pietrzak and Ryan Wilson). A team of dedicated investment professionals consisting of personnel from FS Investments and KKR Credit will provide services to the Company on behalf of the Joint Advisor. The investment committee will be responsible for establishing and monitoring the Company’s investment program, developing the portfolio, setting the risk parameters for the Company and approving all Company investments. In all matters in which a vote of the investment committee is required, the unanimous vote of all members of the investment committee present at a meeting where a quorum is present (which requires the presence of one designee of FS Investments or one of its affiliates and one designee of KKR Credit) is required to authorize or approve such matters.

In performing its duties under the Joint Advisor Investment Advisory Agreement, the Joint Advisor will provide the Company with services to facilitate the conduct of its business, including but not limited to: (a) sourcing, structuring, underwriting, performing diligence, executing and monitoring investments; (b) researching, selecting, trading and underwriting new investment opportunities; (c) investor account management; (d) legal, compliance, finance, accounting, operations and human resources services; and (e) risk management functions. KKR Credit and FS Investments or one of its affiliates will be collectively responsible for providing appropriate assets, resources, time and personnel to allow the Joint Advisor to provide to the Company the services required under the Joint Advisor Investment Advisory Agreement. KKR Credit and FS Investments or one of its affiliates will coordinate their activities during the period in which the Joint Advisory Agreement would be in effect to avoid duplication of efforts and ensure a balanced and effective allocation of responsibilities and net fee revenue earned by the Joint Advisor and efficiency in the provision of the required services to the Company thereunder.

FS Investments or one of its affiliates, subject to the reasonable consent of KKR Credit and appointment by the board of the Joint Advisor, will designate the Joint Advisor’s chairman and chief executive officer and chief compliance officer. KKR Credit, subject to the reasonable consent of FS Investments or one of its affiliates and appointment by the board of the Joint Advisor, will designate the Joint Advisor’s president and chief credit officer.

The biographical information set forth under the heading “Management of the Investment Co-Advisors” in “Proposal 1: Approval of Investment Co-Advisory Agreements Proposal” is incorporated herein by reference.

Terms of the Joint Advisor Investment Advisory Agreement

The terms of the Joint Advisor Investment Advisory Agreement are substantially similar to those of the Current Investment Advisory Agreement, except for, among other things, the fees payable thereunder, the name of the investment adviser and the date of effectiveness. The description of the Joint Advisor Investment Advisory Agreement that follows is a summary only and is qualified in its entirety by reference to the copy of the form of the Joint Advisor Investment Advisory Agreement included in Exhibit C hereto.

Duties. Subject to the overall supervision of the Board, the Joint Advisor will oversee the Company’s day-to-day operations and provide the Company with investment advisory services. Under the terms of the Joint Advisor Investment Advisory Agreement, the Joint Advisor will:

(i)	determine the composition and allocation of the Company’s investment portfolio, the nature and timing of any changes therein and the manner of implementing such changes;

(ii)	identify, evaluate and negotiate the structure of the investments made by the Company;

(iii)	execute, monitor and service the Company’s investments;

(iv)	place orders with respect to, and arrange for, any investment by the Company;

(v)	determine the securities and other assets that the Company shall purchase, retain, or sell;

(vi)	perform due diligence on prospective portfolio companies; and

(vii)	provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably request or require for the investment of its funds.

The duties to be provided under the Joint Advisor Investment Advisory Agreement are substantially the same as those under the Current Investment Advisory Agreement.

Fees and Expenses. The Company will pay the Joint Advisor a fee for its services under the Joint Advisor Investment Advisory Agreement consisting of two components—an annual base management fee based on the average weekly value of the Company’s gross assets and an incentive fee based on the Company’s performance. The cost of both the base management fee payable to the Joint Advisor and any incentive fees it earns will ultimately be borne by the Company’s stockholders.

The base management fee will be calculated at an annual rate of 1.5% of the average weekly value of the Company’s gross assets. The base management fee will be payable quarterly in arrears and will be calculated based on the average weekly value of the Company’s gross assets during the most recently completed calendar quarter. The base management fee may or may not be taken in whole or in part at the discretion of the Joint Advisor. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as the Joint Advisor shall determine. The base management fee for any partial month or quarter will be appropriately prorated. The other terms of the base management fee are the same as those under the Current Investment Advisory Agreement.

The incentive fee will consist of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears, will equal 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, expressed as a rate of return on adjusted capital, equal to 1.75% per quarter, or an annualized hurdle rate of 7.0%. For purposes of the subordinated incentive fee on income, “adjusted capital” means cumulative gross proceeds generated from sales of the Shares (including proceeds from the Company’s distribution reinvestment plan) reduced for amounts paid for Share repurchases pursuant to the Company’s Share repurchase program. As a result, the Joint Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.75%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, the Joint Advisor will be entitled to a “catch-up” fee equal to the amount of the Company’s pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.1875%, or 8.75% annually, of adjusted capital. This “catch-up” feature will allow the Joint Advisor to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, the Joint Advisor will be entitled to receive 20.0% of the Company’s pre-incentive fee net investment income.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Joint Advisor Investment Advisory Agreement). This fee will equal 20.0% of the Company’s “incentive fee capital gains” (i.e., the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid incentive fees on capital gains under the Joint Advisor Investment Advisory Agreement. The Company will accrue for the incentive fee on capital gains, which, if earned, will be paid annually. The Company will accrue the incentive fee on capital gains based on net realized and unrealized gains; however, under the terms of the Joint Advisor Investment Advisory Agreement, the fee payable to the Joint Advisor will be based on realized gains and no such fee will be payable with respect to unrealized gains unless and until such gains are actually realized. The other terms of the incentive fee are the same as those under the Current Investment Advisory Agreement.

All personnel of the Joint Advisor, when and to the extent engaged in providing services under the Joint Advisor Investment Advisory Agreement, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Joint Advisor or its affiliates and not by the Company. The treatment of expenses is the same under the Current Investment Advisory Agreement.

Term. The Joint Advisor Investment Advisory Agreement will remain in effect initially for two years, and thereafter will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Company and (ii) the vote of a majority of the Independent Directors in accordance with the requirements of the 1940 Act. The Joint Advisor Investment Advisory Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice (a) by the Company to the Joint Advisor, (i) upon the vote of a majority of the outstanding voting securities of the Company (within the meaning of Section 2(a)(42) of the 1940 Act), or (ii) by the vote of the Independent Directors, or (b) by the Joint Advisor to the Company. The Joint Advisor Investment Advisory Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act).

Indemnification. The Joint Advisor Investment Advisory Agreement provides that the Joint Advisor and any sub-adviser (and their officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons (as defined in the 1940 Act) and any other person or entity affiliated with, or acting on behalf of, the Joint Advisor or any such sub-adviser) (collectively, the “Joint Advisor Indemnified Parties”), will not be liable to the Company for any action taken or omitted to be taken by any such Joint Advisor Indemnified Party in connection with the performance of any of its duties or obligations under the Joint Advisor Investment Advisory Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and the Company will indemnify, defend and protect the Joint Advisor Indemnified Parties (each of whom shall be deemed a third party beneficiary thereof) and hold them harmless from and against all Losses incurred by the Joint Advisor Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Joint Advisor’s duties or obligations under the Joint Advisor Investment Advisory Agreement or otherwise as an investment adviser of the Company, to the extent such Losses are not fully reimbursed by insurance, and to the extent that such indemnification would not be inconsistent with the laws of the State of Maryland or other applicable law, the Company’s Articles of Amendment and Restatement or, for only as long as the Shares are not listed on a national securities exchange, the provisions of Section II.G of the Omnibus Guidelines published by the North American Securities Administrators Association on March 29, 1992, as it may be amended from time to time. Notwithstanding the preceding sentence, nothing contained in the Joint Advisor Investment Advisory Agreement will protect or be deemed to protect the Joint Advisor Indemnified Parties against or entitle or be deemed to entitle the Joint Advisor Indemnified Parties to indemnification in respect of any Losses to the Company or its stockholders to which the Joint Advisor Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Joint Advisor’s duties or by reason of the reckless disregard of the Joint Advisor’s duties and obligations under the Joint Advisor Investment Advisory Agreement.

Brand Usage. The Joint Advisor Investment Advisory Agreement provides, subject to certain limitations, that the Joint Advisor grants a non-exclusive, non-transferrable, non-sublicensable and royalty-free license to the

Company for use of the trademark “FS/KKR Advisor” in connection with the Company’s public filings, requests for information from state and federal regulators, offering materials and advertising materials and investor communications.

Third Party Beneficiaries. The Joint Advisor Investment Advisory Agreement provides that except for any Joint Advisor Indemnified Party, the Joint Advisor Investment Advisory Agreement is for the sole benefit of the parties thereto and their permitted assigns.

Insurance. The Joint Advisor Investment Advisory Agreement provides that, subject to the requirements of Rule 17d-1(d)(7) under the 1940 Act, the Company shall acquire and maintain a directors and officers liability insurance policy or similar policy with reasonable coverage from a reputable insurer.

Board Consideration

At a meeting of the Board held on November 28, 2017, the Board, including a majority of the Independent Directors, approved the Joint Advisor Investment Advisory Agreement as being in the best interests of the Company and its stockholders. The Board then directed that the Joint Advisor Investment Advisory Agreement be submitted to the Company’s stockholders for approval with the Board’s recommendation that the stockholders of the Company vote to approve the Joint Advisor Investment Advisory Agreement.

The Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal are not contingent on one another. However, if the stockholders of the Company do not approve both the Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal, then the Board will consider and evaluate its options to determine what alternatives are in the Company’s best interests and that of the Company’s stockholders.

Factors Considered by the Board

The Board, in approving and recommending stockholder approval of the Joint Advisor Investment Advisory Agreement, considered information furnished and discussed at Board meetings and executive sessions with management and counsel and provided specifically in relation to the consideration of the approval of the Joint Advisor Investment Advisory Agreement in response to requests of the Independent Directors and their independent legal counsel.

In its deliberations, the Board considered (i) a range of materials and information regarding the nature and quality of services to be provided by the Joint Advisor, (ii) the performance of the Company compared to relevant indices and peer funds, (iii) the performance of funds advised by KKR Credit that are comparable in strategy to the Company, (iv) the proposed fees and expenses of the Company under the Joint Advisor Investment Advisory Agreement compared to those of peer funds with investment objectives and strategies similar to the Company, and (v) the estimated profitability of the Joint Advisor under the Joint Advisor Investment Advisory Agreement. The Board also considered information related to potential “fall out” or ancillary benefits that may be enjoyed by the Joint Advisor (and its affiliates) as a result of its relationship with the Company. In addition, the Board explored alternative options, including other investment advisory arrangements. In addition to evaluating, among other things, the written information provided by FSIC II Advisor and KKR Credit regarding the Joint Advisor, the Board considered the answers to questions posed by the Board to representatives of FSIC II Advisor and KKR Credit at various meetings. The Independent Directors met separately in executive sessions with their independent legal counsel to review and consider the information provided regarding the Joint Advisor Investment Advisory Agreement.

Based on their review, the Independent Directors and the full Board concluded that it was in the best interests of the Company to approve the Joint Advisor Investment Advisory Agreement. In its deliberations, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The material factors and conclusions that formed the basis for the Board’s determinations are discussed below.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the services to be provided by the Joint Advisor, the Board reviewed information describing the projected financial strength of the Joint Advisor and the financial strength of its future owners and the experience, resources, proposed compliance programs, and key personnel of the Joint Advisor, including the personnel who will provide investment management services to the Company. The Board considered the roles and responsibilities of the Joint Advisor including, among other things, (i) setting investment guidelines for the Company’s portfolio, (ii) determining the composition and allocation of the Company’s portfolio, (iii) identifying and conducting due diligence on prospective investment opportunities for the Company, (iv) evaluating, negotiating and implementing the structure of the Company’s investments, (v) providing ongoing monitoring of the Company’s investments, and (vi) providing administrative services, including general ledger accounting, fund accounting, legal services, investor relations and other administrative services to the Company.

The Board and the Independent Directors determined that they were satisfied with the nature, quality and extent of the services to be provided by the Joint Advisor to the Company, the expertise and capabilities of the Joint Advisor’s future personnel and FSIC II Advisor’s and KKR Credit’s financial strength.

Review of Performance. With respect to the Company’s investment performance, the Board and the Independent Directors noted that the Joint Advisor does not have performance history. The Board noted, however, that the Company’s performance was reasonable as compared to the performance of funds that FSIC II Advisor believed to be relatively comparable to the Company in terms of structure, investment objectives, assets under management, portfolio mix and/or similar criteria. In addition, the Independent Directors considered the Company’s performance compared to certain indices spanning the spectrum of primary asset classes in which the Company invests. The Independent Directors noted FSIC II Advisor’s explanation of the relevance of each comparable index. The Board then considered the performance of funds managed by KKR Credit that are comparable to the Company.

The Board determined that it was generally satisfied with the Company’s and KKR Credit’s performance and would monitor the Company’s performance results under the Joint Advisor Investment Advisory Agreement.

Costs of Services Provided and Profits Realized. The Board then considered the Advisory Fees and the Company’s expense ratios as compared to a group of investment companies that FSIC II Advisor believed to be relatively comparable to the Company in terms of structure, investment objectives, assets under management, portfolio mix and/or similar criteria. The Independent Directors considered that the base management fee portion of the Advisory Fees would be reduced under the proposed arrangements, which would cause stockholders to pay a decreased Advisory Fee, but that the income incentive fee hurdle would be lowered (as described above), potentially causing the Company to reach the hurdle at a lower performance rate (and consequently, stockholders would pay the income incentive fee at a lower performance rate) than it would have under the current fee structure. The Independent Directors considered the reasons for the changes in Advisory Fees provided by FSIC II Advisor and the comparison of the Company’s proposed Advisory Fees to its peers, including that the reduced hurdle rate would substantially align with the hurdle rates of the Company’s peers.

With respect to the Company’s expense ratios, the Board considered the expense ratios compared to a group of investment companies that FSIC II Advisor believed to be relatively comparable to the Company in terms of structure, investment objectives, assets under management, portfolio mix and/or similar criteria. The Board considered FSIC II Advisor’s explanations as to the comparability of the expenses.

The Board then reviewed the estimated profitability information provided by FSIC II Advisor for the Joint Advisor and the methodology for determining profitability.

The Board determined that the Advisory Fees, proposed expense ratio and profitability are reasonable in relation to the services to be rendered to the Company by the Joint Advisor.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Company grows and whether the Company’s fee levels reflect these economies of scale for the benefit of Company stockholders. The Board considered the fact that such economies are less likely to be significant given the Company’s structure and focus on loans to private middle-market U.S. companies which generally require negotiation of the terms of the loans.

Other Benefits. The Board considered other benefits that may accrue to the Joint Advisor and its affiliates from its relationships with the Company, including that the Joint Advisor may potentially benefit from the success of the Company, which could attract other business to the Joint Advisor.

Overall Conclusions. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Joint Advisor Investment Advisory Agreement are fair and reasonable and that the approval of the Joint Advisor Investment Advisory Agreement is in the best interests of the Company. The Board, including a majority of the Independent Directors, unanimously approved the Joint Advisor Investment Advisory Agreement and determined to submit the Joint Advisor Investment Advisory Agreement to stockholders for approval.

Vote Required

The affirmative vote by stockholders of the Company holding a majority of the outstanding voting securities is necessary for approval of the Joint Advisor Investment Advisory Agreement. For purposes of the Joint Advisor Investment Advisory Agreement Proposal, the 1940 Act defines “a majority of outstanding voting securities” of the Company as the lesser of: (1) 67% or more of the voting securities present at the Special Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Company. You may vote for or against or abstain on the Joint Advisor Investment Advisory Agreement Proposal. Abstentions and broker non-votes will have the same effect as votes “AGAINST” the Joint Advisor Investment Advisory Agreement Proposal. Proxies received will be voted “FOR” the Joint Advisor Investment Advisory Agreement Proposal unless stockholders designate otherwise.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE JOINT ADVISOR INVESTMENT ADVISORY AGREEMENT PROPOSAL.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of the Record Date, the beneficial ownership of the Company’s current directors, executive officers, each person known to the Company to beneficially own 5% or more of the outstanding Shares, and all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined in accordance with Rule 13d-3 promulgated under the Exchange Act and includes voting or investment power with respect to the Shares. There are no Shares subject to options that are currently exercisable or exercisable within 60 days of November 27, 2017. Ownership information for those persons who beneficially own 5% or more of the Shares is based upon information furnished by the Company’s transfer agent and other information provided by such persons, if available.

	Shares Beneficially Owned as of November 27, 2017
Name and Address of Beneficial Owner(1)	Number of Shares	Percentage (%)(2)
Interested Directors
Michael C. Forman(3)	172,024.46	*
David J. Adelman(4)	123,284.40	*
Michael Heller(5)	57,742.08	*

Independent Directors

Barbara Adams(6)	3,151.87	*
Stephen T. Burdumy	—	—
Richard I. Goldstein	10,093.39	*
Jerel A. Hopkins	—	—
Robert E. Keith, Jr.	23,332.62	*
Paul Mendelson	15,482.21	*
John E. Stuart	50,000.00	*
Scott J. Tarte	46,446.61	*

Executive Officers

Zachary Klehr	8,601.91	*
William Goebel	3,440.50	*
Stephen S. Sypherd	5,161.77	*
James F. Volk	—	—

All directors and executive officers as a group (15 persons)	518,761.81	*

*	Less than one percent.
(1)	The address of each of the beneficial owners set forth above is c/o FS Investment Corporation II, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.
(2)	Based on a total of 324,513,479.44 Shares issued and outstanding on November 27, 2017.
(3)	All Shares held through The 2011 Forman Investment Trust, a trust created by Mr. Forman for the benefit of minor children.
(4)	Includes 112,173.29 Shares held through Sylvia Associates, L.P., a limited partnership controlled by Mr. Adelman, and 11,111.11 Shares held in a joint account with spouse.
(5)	All Shares held in a joint account with spouse.
(6)	All Shares held in an Individual Retirement Account.

Dollar Range of Equity Securities Beneficially Owned by Directors

The table below shows the dollar range of equity securities of the Company and the aggregate dollar range of equity securities of the Fund Complex that were beneficially owned by each director as of the Record Date stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or Over

$100,000. For purposes of this proxy statement, the term “Fund Complex” is defined to include the Company, FS Investment Corporation, FS Investment Corporation III, FS Investment Corporation IV, FS Energy and Power Fund, FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A, FS Global Credit Opportunities Fund—D, FS Global Credit Opportunities Fund—ADV, FS Global Credit Opportunities Fund—T, FS Global Credit Opportunities Fund—T2, FS Energy Total Return Fund, FS Credit Real Estate Income Trust, Inc., FS Credit Income Fund and FS Multi-Strategy Alternatives Fund.

Name of Director	Dollar Range of Equity Securities Beneficially Owned in the Company(1)(2)	Aggregate Dollar Range of Equity Securities in the Fund Complex(1)(2)
Interested Directors:
Michael C. Forman	[●]	[●]
David J. Adelman	[●]	[●]
Michael J. Heller	[●]	[●]

Independent Directors:
Barbara Adams	[●]	[●]
Stephen T. Burdumy	[●]	[●]
Richard I. Goldstein	[●]	[●]
Jerel A. Hopkins	[●]	[●]
Robert E. Keith, Jr.	[●]	[●]
Paul Mendelson	[●]	[●]
John E. Stuart	[●]	[●]
Scott J. Tarte	[●]	[●]

(1)	Beneficial ownership determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.
(2)	The dollar range of equity securities of FSIC beneficially owned by directors of the Company, if applicable, is calculated by multiplying the closing price of its shares as reported on the New York Stock Exchange, LLC on [●], 2018, times the number of shares beneficially owned. The dollar range of equity securities of the other funds in the Fund Complex, including the Company, is calculated in accordance with the applicable account statement rules of The Financial Industry Regulatory Authority, Inc.

HOUSEHOLDING

The Company combines mailings for multiple accounts going to a single household by delivering to that address, in a single envelope, a copy of the documents (annual reports, prospectuses, proxy statements, etc.) or other communications for all accounts who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the SEC. If you do not want the Company to continue consolidating your Company mailings and would prefer to receive separate mailings of Company communications, please contact the Company’s transfer agent, DST Systems, Inc. at (877) 628-8575 or by mail to FS Investment Corporation II, c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, Missouri 64105-1594.

INFORMATION INCORPORATED BY REFERENCE

Statements contained in this proxy statement, or in any document incorporated by reference into this proxy statement, regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows the Company to “incorporate by reference” into this proxy statement documents the Company files with the SEC. This means that the Company can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that the Company files with the SEC will update and supersede that information. The Company incorporates by reference the documents listed below and any documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the Special Meeting.

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (filed on March 15, 2017);

•	Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2017 (filed on May 12, 2017), June 30, 2017 (filed on August 11, 2017) and September 30, 2017 (filed on November 13, 2017);

•

Current Reports on Form 8-K filed with the SEC on January 3, 2017, February 22, 2017, March 1, 2017, March 15, 2017, April 3, 2017, May 8, 2017, May 12, 2017, May 16, 2017, June 1, 2017, June 13, 2017, August 3, 2017, August 11, 2017, September 1, 2017, November 3, 2017, November 13, 2017 and December 11, 2017; and

•	Definitive Proxy Statement on Schedule 14A for the Company’s 2017 Annual Meeting (filed on April 28, 2017).

Notwithstanding the foregoing, information furnished under Item 2.02 or 7.01 of any Current Report on Form 8-K, including the related exhibits, is not incorporated by reference into this proxy statement.

Shareholders may obtain a free copy of this proxy statement, as well as any filing incorporated by reference herein, without charge, at the SEC’s website (www.sec.gov). The Company will also furnish, without charge, a copy of this proxy statement, as well as any filing incorporated by reference herein, to any shareholder upon request. Requests should be directed to the Company at (844) 358-7276 and select Option 1 or by mail to FS Investment Corporation II, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

INVESTMENT ADVISER AND ADMINISTRATOR AND SUB-ADMINISTRATOR

Set forth below are the names and addresses of the Company’s investment adviser and administrator and sub-administrator:

INVESTMENT ADVISER AND ADMINISTRATOR	INVESTMENT SUB-ADVISER	SUB-ADMINISTRATOR
FSIC II Advisor, LLC 201 Rouse Boulevard Philadelphia, PA 19112	GSO / Blackstone Debt Funds Management LLC 345 Park Avenue New York, NY 10154	State Street Bank and Trust Company One Lincoln Street, Mailstop SUM 0703 Boston, MA 02111

PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE OR BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE PROXY CARD, WHICH PROVIDES INSTRUCTIONS FOR AUTHORIZING A PROXY BY TELEPHONE OR THROUGH THE INTERNET. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

EXHIBIT A

INVESTMENT ADVISORY AND

ADMINISTRATIVE SERVICES AGREEMENT

BETWEEN

FS INVESTMENT CORPORATION II

AND

FSIC II ADVISOR, LLC

This Investment Advisory and Administrative Services Agreement (this “Agreement”) is made this [●] day of [●], 2018, by and between FS INVESTMENT CORPORATION II, a Maryland corporation (the “Corporation”), and FSIC II ADVISOR, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Corporation is a non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, the Adviser is an investment adviser that has registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Corporation desires to retain the Adviser to furnish investment advisory services to the Corporation and to provide for the administrative services necessary for the operation of the Corporation on the terms and conditions hereinafter set forth, and the Adviser wishes to be retained to provide such services; and

WHEREAS, the Corporation is simultaneously entering into an Investment Advisory and Administrative Services Agreement with KKR CREDIT ADVISORS (US) LLC (the “Co-Adviser”), dated as of the date hereof (the “Investment Co-Advisory Agreement”), pursuant to which the Co-Adviser will, as a co-adviser with the Adviser, furnish investment advisory services to the Corporation and provide for the administrative services necessary for the operation of the Corporation on the terms and conditions identical to those set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

1.	Duties of the Adviser.

(a)    Retention of Adviser. The Corporation hereby appoints the Adviser to act as co-adviser to the Corporation and to manage, in coordination with the Co-Adviser, the investment and reinvestment of the assets of the Corporation, subject to the supervision of the board of directors of the Corporation (the “Board”), for the period and upon the terms herein set forth, in accordance with:

(i)    the investment objectives, policies and restrictions that are set forth in the Corporation’s filings with the Securities and Exchange Commission (the “SEC”), as supplemented, amended or superseded from time to time;

(ii)    all other applicable federal and state laws, rules and regulations, and the Corporation’s articles of amendment and restatement (as may be amended from time to time, the “Articles”) and bylaws (as may be amended from time to time, the “Bylaws”); and

(iii)    such investment policies, directives and regulatory restrictions as the Corporation may from time to time establish or issue and communicate to the Adviser in writing.

(b)    Responsibilities of Adviser. Without limiting the generality of the foregoing, the Adviser shall, in coordination with the Co-Adviser, during the term and subject to the provisions of this Agreement:

(i)    determine the composition and allocation of the Corporation’s investment portfolio, the nature and timing of any changes therein and the manner of implementing such changes;

(ii)    identify, evaluate and negotiate the structure of the investments made by the Corporation;

(iii)    execute, monitor and service the Corporation’s investments;

(iv)    place orders with respect to, and arrange for, any investment by the Corporation;

(v)    determine the securities and other assets that the Corporation shall purchase, retain, or sell;

(vi)    perform due diligence on prospective portfolio companies; and

(vii)    provide the Corporation with such other investment advisory, research and related services as the Corporation may, from time to time, reasonably request or require for the investment of its funds.

The Corporation acknowledges that the Adviser and Co-Adviser, may from time to time, designate one or the other as being primarily responsible for certain investments. The Adviser shall have no obligation hereunder to supervise the Co-Adviser’s provision of services under the Investment Co-Advisory Agreement.

(c)    Power and Authority. To facilitate the Adviser’s performance of these undertakings, but subject to the restrictions contained herein, the Corporation hereby delegates to the Adviser (which power and authority may be delegated by the Adviser to one or more Sub-Advisers (as defined below)), and the Adviser hereby accepts, the power and authority to act on behalf of the Corporation, in coordination with the Co-Adviser, to effectuate investment decisions for the Corporation, including the negotiation, execution and delivery of all documents relating to the Corporation’s investments and the placing of orders for other purchase or sale transactions on behalf of the Corporation. In the event that the Corporation determines to acquire debt financing (or to refinance existing debt financing), the Adviser, in coordination with the Co-Adviser, shall seek to arrange for such financing on the Corporation’s behalf, subject to the oversight and approval of the Board. The Corporation also grants to the Adviser, in coordination with the Co-Adviser, power and authority to engage in all activities and transactions (and anything incidental thereto) that the Adviser, in coordination with the Co-Adviser, deems appropriate, necessary or advisable to carry out its duties pursuant to this Agreement, including the authority to provide, on behalf of the Corporation, significant managerial assistance to the Corporation’s portfolio companies to the extent required by the Investment Company Act or otherwise deemed appropriate by the Adviser, in coordination with the Co-Adviser.

(d)    Administrative Services. Subject to the supervision, direction and control of the Board, the provisions of the Articles and Bylaws and applicable federal and state law, the Adviser, in coordination with the Co-Adviser, shall perform, or cause to be performed by other persons, all administrative services in connection with the operation of the Corporation.

(e)    Acceptance of Appointment. The Adviser hereby accepts such appointment and agrees during the term hereof to render the services described herein for the compensation provided herein, subject to the limitations contained herein.

(f)    Sub-Advisers. The Adviser, subject to the prior written consent of the Co-Adviser, is hereby authorized to enter into one or more sub-advisory agreements (each, a “Sub-Advisory Agreement”) with other investment advisers or other service providers (each, a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder, subject to the oversight of the Adviser and the Corporation. Specifically, the Adviser may retain a Sub-Adviser to recommend specific securities or other investments based upon the Corporation’s investment objectives, policies and restrictions, and work, along with the Adviser, in sourcing, structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Corporation, subject to the oversight of the Adviser and the Corporation, with the scope of such services and oversight to be set forth in each Sub-Advisory Agreement.

(i)    The Adviser and/or Co-Adviser, and not the Corporation, shall be responsible for any compensation payable to any Sub-Adviser; provided, however, that the Adviser shall have the right to direct

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the Corporation to pay directly any Sub-Adviser the amounts due and payable to such Sub-Adviser from the fees and expenses otherwise payable to the Adviser under this Agreement.

(ii)    Any Sub-Advisory Agreement entered into by the Adviser shall be in accordance with the requirements of the Investment Company Act, including without limitation the requirements relating to the Board and the Corporation’s stockholder approval thereunder, and other applicable federal and state law.

(iii)    Any Sub-Adviser shall be subject to the same fiduciary duties imposed on the Adviser pursuant to this Agreement, the Investment Company Act and the Advisers Act, as well as other applicable federal and state law.

(g)    Independent Contractor Status. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Corporation in any way or otherwise be deemed an agent of the Corporation.

(h)    Record Retention. Subject to review by, and the overall control of, the Board, the Adviser shall keep and preserve for the period required by the Investment Company Act or the Advisers Act, as applicable, any books and records relevant to the provision of its investment advisory services to the Corporation and shall specifically maintain all books and records with respect to the Corporation’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request or as may be required under applicable federal and state law, and shall make such records available for inspection by the Board and its authorized agents, at any time and from time to time during normal business hours. The Adviser agrees that all records that it maintains for the Corporation are the property of the Corporation and shall surrender promptly to the Corporation any such records upon the Corporation’s request and upon termination of this Agreement pursuant to Section 9, provided that the Adviser may retain a copy of such records. The Adviser shall have the right to retain copies, or originals where required by Rule 204-2 promulgated under the Advisers Act, of such records to the extent required by applicable law.

The following provisions in this Section 1 shall apply for only so long as the shares of common stock of the Corporation (“Common Stock”) are not listed on a national securities exchange.

(i)    Administrator. The Adviser shall, upon request by an official or agency administering the securities laws of a state, province or commonwealth (an “Administrator”), submit to such Administrator the reports and statements required to be distributed to the Corporation’s stockholders pursuant to this Agreement, the Corporation’s then effective Registration Statement on Form N-2 (as amended from time to time, the “Registration Statement”) and applicable federal and state law.

(j)    Fiduciary Duty. It is acknowledged that the Adviser shall have a fiduciary responsibility for the safekeeping and use of all funds and assets of the Corporation, whether or not in the Adviser’s immediate possession or control. The Adviser shall not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of the Corporation. The Adviser shall not, by entry into an agreement with any stockholder of the Corporation or otherwise, contract away the fiduciary obligation owed to the Corporation and the Corporation’s stockholders under common law.

2.	The Corporation’s Responsibilities and Expenses Payable by the Corporation and the Adviser.

(a)    Adviser Personnel. All personnel of the Adviser, when and to the extent engaged in providing investment advisory services herein, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Adviser or its affiliates and not by the Corporation.

(b)    Costs. Subject to the limitations on reimbursement of the Adviser as set forth in Section 2(c) below, the Corporation, either directly or through reimbursement to the Adviser, shall bear all other costs and expenses

3

of its operations and transactions, including (without limitation): expenses deemed to be “organization and offering expenses” of the Corporation for purposes of Conduct Rule 2310(a)(12) of the Financial Industry Regulatory Authority (for purposes of this Agreement, such expenses, exclusive of commissions, the dealer manager fee, any discounts and other similar expenses paid by investors at the time of sale of the stock of the Corporation, are hereinafter referred to as “Organization and Offering Costs”); corporate and organizational expenses relating to offerings of shares of Common Stock, subject to limitations included in this Agreement; the cost of calculating the Corporation’s net asset value for each share class, as applicable, including the cost of any third-party pricing or valuation services; the cost of effecting sales and repurchases of shares of Common Stock and other securities; investment advisory fees; fees payable to third parties including, without limitation, agents, consultants or other advisors, relating to, or associated with, making investments, monitoring investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments; interest payments on the Corporation’s debt or related obligations; transfer agent and custodial fees; research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data); fees and expenses associated with marketing efforts; federal and state registration or notification fees; federal, state and local taxes; fees and expenses of directors not also serving in an executive officer capacity for the Corporation or the Adviser; costs of proxy statements, stockholders’ reports, notices and other filings; fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums; direct costs such as printing, mailing, long distance telephone and staff costs; fees and expenses associated with accounting, corporate governance, independent audits and outside legal costs; costs associated with the Corporation’s reporting and compliance obligations under the Investment Company Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act of 2002, as amended; all costs of registration and listing the Corporation’s Common Stock or other securities on any securities exchange; brokerage commissions for the Corporation’s investments; all other expenses incurred by the Adviser, any Sub-Adviser or the Corporation in connection with administering the Corporation’s business, including expenses incurred by the Adviser or any Sub-Adviser in performing administrative services for the Corporation and administrative personnel paid by the Adviser or any Sub-Adviser, to the extent they are not controlling persons of the Adviser, any Sub-Adviser or any of their respective affiliates; and any expenses incurred outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses as provided for in the Articles or the Bylaws.

Notwithstanding the foregoing, the Corporation shall not be liable for Organization and Offering Costs to the extent that Organization and Offering Costs, together with all prior Organization and Offering Costs, exceed 1.5% of the aggregate gross proceeds from the offering of the Corporation’s securities.

4

The following provisions in this Section 2(c) shall apply for only so long as shares of Common Stock are not listed on a national securities exchange.

(c)    Limitations on Reimbursement of Expenses.

(i)    In addition to the compensation paid to the Adviser pursuant to Section 3, the Corporation shall reimburse the Adviser for all expenses of the Corporation incurred by the Adviser as well as the actual cost of goods and services used for or by the Corporation and obtained from entities not affiliated with the Adviser. The Adviser may be reimbursed for the administrative services performed by it on behalf of the Corporation; provided, however, the reimbursement shall be an amount equal to the lower of the Adviser’s actual cost or the amount the Corporation would be required to pay third parties for the provision of comparable administrative services in the same geographic location; and provided, further, that such costs are reasonably allocated to the Corporation on the basis of assets, revenues, time allocations and/or other reasonable metrics consistent with past practice. No reimbursement shall be permitted for services for which the Adviser is entitled to compensation by way of a separate fee. Excluded from the allowable reimbursement shall be:

(A)    rent or depreciation, utilities, capital equipment, and other administrative items of the Adviser; and

(B)    salaries, fringe benefits, travel expenses and other administrative items incurred by or allocated to any controlling person (as defined in the Investment Company Act) of the Adviser (or any individual performing such services) or a holder of 10% or greater equity interest in the Adviser (or any person having the power to direct or cause the direction of the Adviser, whether by ownership of voting securities, by contract or otherwise).

(d)    Periodic Reimbursement. Expenses incurred by the Adviser on behalf of the Corporation and payable pursuant to this Section 2 shall be reimbursed no less than monthly to the Adviser. The Adviser shall prepare a statement documenting the expenses of the Corporation and the calculation of the reimbursement and shall deliver such statement to the Corporation prior to full reimbursement.

3.	Compensation of the Adviser.

The Corporation agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser herein, a base management fee (the “Base Management Fee”) and an incentive fee (the “Incentive Fee”) as hereinafter set forth. Any of the fees payable to the Adviser under this Agreement for any partial month or calendar quarter shall be appropriately prorated. The Adviser may agree to temporarily or permanently waive, in whole or in part, the Base Management Fee and/or the Incentive Fee. See Appendix A for examples of how these fees are calculated. Prior to the payment of any fee to the Adviser, the Corporation shall obtain written instructions from the Adviser with respect to any waiver or deferral of any portion of such fees. Any portion of a deferred fee payable to the Adviser and not paid over to the Adviser with respect to any month, calendar quarter or year shall be deferred without interest and may be paid over in any such other month prior to the termination of this Agreement, as the Adviser may determine upon written notice to the Corporation. The base management fee and incentive fee under the Investment Co-Advisory Agreement are equal to the Base Management Fee and Incentive Fee payable to the Adviser hereunder.

(a)    Base Management Fee. The Base Management Fee shall be calculated at an annual rate of 0.75% of the Corporation’s average weekly gross assets. The Base Management Fee shall be payable quarterly in arrears, and shall be calculated based on the average weekly value of the Corporation’s gross assets during the most recently completed calendar quarter. All or any part of the Base Management Fee not taken as to any quarter shall be deferred without interest and may be taken in such other quarter as the Adviser shall determine.

(b)    Incentive Fee. The Incentive Fee shall consist of two parts, as follows:

(i)    The first part of the Incentive Fee, referred to as the “Subordinated Incentive Fee on Income,” shall be calculated and payable quarterly in arrears based on the Corporation’s “Pre-Incentive Fee Net

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Investment Income” for the immediately preceding quarter. The payment of the Subordinated Incentive Fee on Income shall be subject to a quarterly hurdle rate, expressed as a rate of return on Adjusted Capital (as defined below) at the beginning of the most recently completed calendar quarter, of 1.75% (7.0% annualized) (the “Hurdle Rate”), subject to a “catch up” feature (as described below).

For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Corporation receives from portfolio companies) accrued during the calendar quarter, minus the Corporation’s operating expenses for the quarter (including the Base Management Fee under this Agreement and the Investment Co-Advisory Agreement, expenses reimbursed to the Adviser under this Agreement and to the Co-Adviser under the Investment Co-Advisory Agreement and any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the Incentive Fee under this Agreement and the Investment Co-Advisory Agreement). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Corporation has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

For purposes of this fee, “Adjusted Capital” shall mean cumulative gross proceeds generated from sales of the Corporation’s Common Stock (including proceeds from the Corporation’s distribution reinvestment plan) reduced for distributions from non-liquidating dispositions of the Corporation’s investments paid to stockholders and amounts paid for share repurchases pursuant to the Corporation’s share repurchase program.

The calculation of the Subordinated Incentive Fee on Income for each quarter is as follows:

(A)    No Subordinated Incentive Fee on Income shall be payable to the Adviser in any calendar quarter in which the Corporation’s Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate;

(B)    50% of the Corporation’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than or equal to 2.1875% in any calendar quarter (8.75% annualized) shall be payable to the Adviser. This portion of the Corporation’s Subordinated Incentive Fee on Income is referred to as the “catch up” and is intended to provide the Adviser with an incentive fee of 10.0% on all of the Corporation’s Pre-Incentive Fee Net Investment Income when the Corporation’s Pre-Incentive Fee Net Investment Income reaches 2.1875% (8.75% annualized) in any calendar quarter; and

(C)    For any quarter in which the Corporation’s Pre-Incentive Fee Net Investment Income exceeds 2.1875% (8.75% annualized), the Subordinated Incentive Fee on Income shall equal 10.0% of the amount of the Corporation’s Pre-Incentive Fee Net Investment Income, as the Hurdle Rate and catch-up will have been achieved;

(ii)    The second part of the Incentive Fee, referred to as the “Incentive Fee on Capital Gains,” shall be an incentive fee on capital gains earned on liquidated investments from the portfolio and payable in arrears as of the end of each calendar year (or upon termination of this Agreement). This fee shall equal 10.0% of the Corporation’s incentive fee capital gains, which shall equal the Corporation’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less 50% of the aggregate amount of any previously paid capital gain incentive fees.

4.	Covenants of the Adviser.

(a)    Adviser Status. The Adviser is registered as an investment adviser under the Advisers Act and covenants that it will maintain such registration. The Adviser agrees that its activities will at all times be in

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compliance in all material respects with all applicable federal and state laws governing its operations and investments.

The following provisions in this Section 4 shall apply for only so long as the Common Stock of the Corporation are not listed on a national securities exchange.

(b)    Reports to Stockholders. The Adviser shall prepare or shall cause to be prepared and distributed to stockholders during each year the following reports of the Corporation (either included in a periodic report filed with the SEC or distributed in a separate report):

(i)    Quarterly Reports. Within sixty (60) days of the end of each calendar quarter, a report containing the same financial information contained in the Corporation’s Quarterly Report on Form 10-Q filed by the Corporation under the Securities Exchange Act of 1934, as amended.

(ii)    Annual Report. Within one hundred and twenty (120) days after the end of the Corporation’s fiscal year, an annual report containing:

(A)    A balance sheet as of the end of each fiscal year and statements of income, equity, and cash flow, for the year then ended, all of which shall be prepared in accordance with generally accepted accounting principles and accompanied by an auditor’s report containing an opinion of an independent certified public accountant;

(B)    A report of the activities of the Corporation during the period covered by the report;

(C)    Where forecasts have been provided to the Corporation’s stockholders, a table comparing the forecasts previously provided with the actual results during the period covered by the report; and

(D)    A report setting forth distributions by the Corporation for the period covered thereby and separately identifying distributions from (i) cash flow from operations during the period; (ii) cash flow from operations during a prior period which have been held as reserves; and (iii) proceeds from disposition of the Corporation’s assets.

(iii)    Previous Reimbursement Reports. The Adviser shall prepare or shall cause to be prepared a report, prepared in accordance with the American Institute of Certified Public Accountants United States Auditing Standards relating to special reports, and distributed to stockholders not less than annually, containing an itemized list of the costs reimbursed to the Adviser pursuant to Section 2(c) for the previous fiscal year. The special report shall at a minimum provide:

(A)    A review of the time allocations of individual employees, the costs of whose services were reimbursed; and

(B)    A review of the specific nature of the work performed by each such employee.

(iv)    Proposed Reimbursement Reports. The Adviser shall prepare or shall cause to be prepared a report containing an itemized estimate of all proposed expenses for which it shall receive reimbursements pursuant to Section 2(c) of this Agreement for the next fiscal year, together with a breakdown by year of such expenses reimbursed in each of the last five public programs formed by the Adviser.

(c)    Reports to Administrators. The Adviser shall, upon written request of any Administrator, submit any of the reports and statements to be prepared and distributed by it pursuant to this Section 4 to such Administrator.

(d)    Reserves. In performing its duties hereunder, the Adviser shall cause the Corporation to provide for adequate reserves for normal replacements and contingencies (but not for payment of fees payable to the Adviser hereunder) by causing the Corporation to retain a reasonable percentage of proceeds from offerings and revenues.

(e)    Recommendations Regarding Reviews. From time to time and not less than quarterly, the Adviser must review the Corporation’s accounts to determine whether cash distributions are appropriate. The Corporation may, subject to authorization by the Board, distribute pro rata to the stockholders funds received by the Corporation which the Adviser deems unnecessary to retain in the Corporation.

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(f)    Temporary Investments. The Adviser shall, in its sole discretion, temporarily place proceeds from offerings by the Corporation into short term, highly liquid investments which, in its reasonable judgment, afford appropriate safety of principal during such time as it is determining the composition and allocation of the portfolio of the Corporation and the nature, timing and implementation of any changes thereto pursuant to Section 1(b); provided however, that the Adviser shall be under no fiduciary obligation to select any such short-term, highly liquid investment based solely on any yield or return of such investment. The Adviser shall cause any proceeds of the offering of the Corporation’s securities not committed for investment within the later of two (2) years from the initial date of effectiveness of the Registration Statement or one year from termination of the offering, unless a longer period is permitted by the applicable Administrator, to be paid as a distribution to the stockholders of the Corporation as a return of capital without deduction of Front End Fees (as defined below).

5.	Brokerage Commissions, Limitations on Front End Fees.

(a)    Brokerage Commissions. The Adviser, in coordination with the Co-Adviser, is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Corporation to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser, in coordination with the Co-Adviser, determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Corporation’s portfolio, and is consistent with the Adviser’s and Co-Adviser’s duty to seek the best execution on behalf of the Corporation.

The following provisions in this Section 5 shall apply for only so long as the Common Stock of the Corporation are not listed on a national securities exchange.

(b)    Limitations. Notwithstanding anything herein to the contrary:

(i)    All fees and expenses paid by any party for any services rendered to organize the Corporation and to acquire assets for the Corporation (“Front End Fees”) shall be reasonable and shall not exceed 15% of the gross offering proceeds, regardless of the source of payment. Any reimbursement to the Adviser or any other person for deferred organizational and offering costs, including any interest thereon, if any, will be included within this 15% limitation.

(ii)    The Adviser shall commit at least eighty-two percent (82%) of the gross offering proceeds towards the investment or reinvestment of assets and reserves as set forth in Section 4(d) above on behalf of the Corporation. The remaining proceeds may be used to pay Front End Fees.

6.	Other Activities of the Adviser.

The services provided by the Adviser to the Corporation are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Corporation, so long as its services to the Corporation hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, member (including its members and the owners of its members), officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Corporation’s portfolio companies, subject to applicable law). The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, officers,

8

employees and stockholders of the Corporation are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, stockholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Corporation as stockholders or otherwise.

7.	Responsibility of Dual Directors, Officers and/or Employees.

If any person who is a manager, partner, member, officer or employee of the Adviser is or becomes a director, officer and/or employee of the Corporation and acts as such in any business of the Corporation, then such manager, partner, member, officer and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Corporation, and not as a manager, partner, member, officer or employee of the Adviser or under the control or direction of the Adviser, even if paid by the Adviser.

8.	Indemnification; Limitation of Liability.

(a)    Indemnification. The Adviser and any Sub-Adviser (and their officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons (as defined in the Investment Company Act) and any other person or entity affiliated with, or acting on behalf of, the Adviser or Sub-Adviser) (each, an “Indemnified Party” and, collectively, the “Indemnified Parties”), shall not be liable to the Corporation for any action taken or omitted to be taken by any such Indemnified Party in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Corporation (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and the Corporation shall indemnify, defend and protect the Indemnified Parties (each of whom shall be deemed a third party beneficiary hereof) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) (“Losses”) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Corporation or its security holders) arising out of or otherwise based upon the performance of any of the Indemnified Parties’ duties or obligations under this Agreement, any Sub-Advisory Agreement or otherwise as an investment adviser of the Corporation, to the extent such Losses are not fully reimbursed by insurance, and to the extent that such indemnification would not be inconsistent with the laws of the State of Maryland, the Investment Company Act or other applicable law, the Articles or the provisions of Section II.G of the Omnibus Guidelines published by the North American Securities Administrators Association on March 29, 1992, as it may be amended from time to time. In addition, notwithstanding any of the foregoing to the contrary, the provisions of this Section 8 shall not be construed so as to provide for the indemnification of any Indemnified Party for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this Section 8 to the fullest extent permitted by law.

The following provisions in this Section 8 shall apply for only so long as the Common Stock of the Corporation are not listed on a national securities exchange.

(b)    Limitations on Indemnification. Notwithstanding Section 8(a) to the contrary, the Corporation shall not provide for indemnification of the Indemnified Parties for any Loss suffered by the Indemnified Parties, nor shall the Corporation provide that any of the Indemnified Parties be held harmless for any Loss suffered by the Corporation, unless all of the following conditions are met:

(i)    the Indemnified Party has determined, in good faith, that the course of conduct which caused the Loss was in the best interests of the Corporation;

(ii)    the Indemnified Party was acting on behalf of or performing services for the Corporation;

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(iii)    such Loss was not the result of negligence or misconduct by the Indemnified Party; and

(iv)    such indemnification or agreement to hold harmless is recoverable only out of the Corporation’s net assets and not from stockholders.

Furthermore, the Indemnified Party shall not be indemnified for any Losses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met:

(i)    there has been a successful adjudication on the merits of each count involving alleged securities law violations;

(ii)    such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or

(iii)    a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made, and the court of law considering the request for indemnification has been advised of the position of the SEC and the published position of any state securities regulatory authority in which securities of the Corporation were offered or sold as to indemnification for violations of securities laws.

(c)    Advancement of Funds. The Corporation shall be permitted to advance funds to the Indemnified Party for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought and will do so if:

(i)    the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Corporation;

(ii)    the Indemnified Party provides the Corporation with written affirmation of his or her good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met;

(iii)    the legal proceeding was initiated by a third party who is not a stockholder or, if by a stockholder of the Corporation acting in his or her capacity as such, a court of competent jurisdiction approves such advancement; and

(iv)    the Indemnified Party provides the Corporation with a written agreement to repay the amount paid or reimbursed by the Corporation, together with the applicable legal rate of interest thereon, in cases in which such Indemnified Party is found not to be entitled to indemnification.

9.	Duration and Termination of Agreement.

(a)    Term. This Agreement shall remain in effect for two (2) years commencing on the date hereof, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Corporation and (ii) the vote of a majority of the Corporation’s directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party (“Independent Directors”), in accordance with the requirements of the Investment Company Act.

(b)    Termination. This Agreement may be terminated at any time, without the payment of any penalty, upon sixty (60) days’ written notice (i) by the Corporation to the Adviser, (x) upon the vote of a majority of the outstanding voting securities of the Corporation (within the meaning of Section 2(a)(42) of the Investment Company Act), or (y) by the vote of the Corporation’s Independent Directors, or (ii) by the Adviser to the Corporation. This Agreement shall automatically terminate in the event of (x) its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act), or (y) the effectiveness of an Investment Advisory and Administrative Services Agreement by and between the Corporation and FS/KKR Advisor, LLC. The provisions of Section 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement.

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(c)    Payments to and Duties of Adviser Upon Termination.

(i)    After the termination of this Agreement, the Adviser shall not be entitled to compensation or reimbursement for further services provided hereunder, except that it shall be entitled to receive from the Corporation within thirty (30) days after the effective date of such termination all unpaid reimbursements and all earned but unpaid fees payable to the Adviser prior to termination of this Agreement.

(ii)    The Adviser shall promptly upon termination:

(A)    Deliver to the Board a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board;

(B)    Deliver to the Board all assets and documents of the Corporation then in custody of the Adviser; and

(C)    Cooperate with the Corporation to provide an orderly management transition.

The following provisions in this Section 9 shall apply for only so long as the Common Stock of the Corporation are not listed on a national securities exchange.

(d)    Other Matters. Without the approval of holders of a majority of the shares of Common Stock entitled to vote on the matter, the Adviser shall not: (i) amend this Agreement except for amendments that do not adversely affect the interests of the stockholders; (ii) voluntarily withdraw as the Adviser unless such withdrawal would not affect the tax status of the Corporation and would not materially adversely affect the stockholders; (iii) appoint a new Adviser; (iv) sell all or substantially all of the Corporation’s assets other than in the ordinary course of the Corporation’s business; or (v) cause the merger or other reorganization of the Corporation. In the event that the Adviser should withdraw pursuant to (ii) above, the withdrawing Adviser shall pay all expenses incurred as a result of its withdrawal. The Corporation may terminate the Adviser’s interest in the Corporation’s revenues, expenses, income, losses, distributions and capital by payment of an amount equal to the then present fair market value of the terminated Adviser’s interest, determined by agreement of the terminated Adviser and the Corporation. If the Corporation and the Adviser cannot agree upon such amount, then such amount will be determined in accordance with the then current rules of the American Arbitration Association. The expenses of such arbitration shall be borne equally by the terminated Adviser and the Corporation. The method of payment to the terminated Adviser must be fair and must protect the solvency and liquidity of the Corporation.

10.	Conflicts of Interests and Prohibited Activities.

The following provisions in this Section 10 shall apply for only so long as the Common Stock of the Corporation are not listed on a national securities exchange.

(a)    No Exclusive Agreement. The Adviser is not hereby granted or entitled to an exclusive right to sell or exclusive employment to sell assets for the Corporation.

(b)    Rebates, Kickbacks and Reciprocal Arrangements.

The Adviser agrees that it shall not (A) receive or accept any rebate, give-up or similar arrangement that is prohibited under applicable federal or state securities laws, (B) participate in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions, or (C) enter into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.

The Adviser agrees that it shall not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell the Corporation’s Common Stock or give investment advice

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to a potential stockholder; provided, however, that this subsection shall not prohibit the payment to a registered broker-dealer or other properly licensed agent of sales commissions for selling or distributing the Corporation’s Common Stock.

(c)    Commingling. The Adviser covenants that it shall not permit or cause to be permitted the Corporation’s funds to be commingled with the funds of any other entity. Nothing in this Section 10(c) shall prohibit the Adviser from establishing a master fiduciary account pursuant to which separate sub-trust accounts are established for the benefit of affiliated programs, provided that the Corporation’s funds are protected from the claims of other programs and creditors of such programs.

11.	Proxy Voting.

The Adviser, in coordination with the Co-Adviser, will exercise voting rights on any assets held in the portfolio securities of portfolio companies. The Adviser is obligated to furnish to the Corporation, in a timely manner, a record of all proxies voted in such form and format that complies with applicable federal statutes and regulations.

12.	Notices.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

13.	Amendments.

This Agreement may be amended in writing by mutual consent of the parties hereto, subject to the provisions of the Investment Company Act and the Articles.

14.	Entire Agreement; Governing Law.

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, this Agreement shall be construed in accordance with the laws of the State of New York. For so long as the Corporation is regulated as a BDC under the Investment Company Act, this Agreement shall also be construed in accordance with the applicable provisions of the Investment Company Act. In such case, to the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.

15.	Severability.

If any provision of this Agreement shall be declared illegal, invalid or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Agreement (to the extent permitted by law) and in any event such illegality, invalidity or unenforceability shall not affect the remainder hereof.

16.	Counterparts.

This Agreement may be executed in counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

17.	Third Party Beneficiaries.

Except for any Sub-Adviser (with respect to Section 8) and any Indemnified Party, such Sub-Adviser and the Indemnified Parties each being an intended beneficiary of this Agreement, this Agreement is for the sole

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benefit of the parties hereto and their permitted assigns and nothing herein express or implied shall give or be construed to give to any person, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

18.	Survival.

The provisions of Sections 8, 9(b), 9(c), 14, 17 and this Section 18 shall survive termination of this Agreement.

19.	Insurance.

Subject to the requirements of Rule 17d-1(d)(7) under the Investment Company Act, the Corporation shall acquire and maintain a directors and officers liability insurance policy or similar insurance policy, which may name the Adviser, Co-Adviser and any Sub-Adviser each as an additional insured party (each an “Additional Insured Party” and collectively the “Additional Insured Parties”). Such insurance policy shall include reasonable coverage from a reputable insurer. The Corporation shall make all premium payments required to maintain such policy in full force and effect; provided, however, each Additional Insured Party, if any, shall pay to the Corporation, in advance of the due date of such premium, its allocated share of the premium. Irrespective of whether the Adviser, Co-Adviser and any Sub-Adviser is a named Additional Insured Party on such policy, the Corporation shall provide the Adviser, Co-Adviser and any Sub-Adviser with written notice upon receipt of any notice of: (a) any default under such policy; (b) any pending or threatened termination, cancellation or non-renewal of such policy or (c) any coverage limitation or reduction with respect to such policy. The foregoing provisions of this Section 19 notwithstanding, the Corporation shall not be required to acquire or maintain any insurance policy to the extent that the same is not available upon commercially reasonable pricing terms or at all, as determined in good faith by the required majority (as defined in Section 57(o) of the Investment Company Act) of the Board.

20.	Brand Usage.

The Adviser conducts its investment advisory business under, and owns all rights to, the trademark “FSIC II Advisor” and the “FSIC II Advisor” design (collectively, the “Brand”). In connection with the Corporation’s (a) public filings; (b) requests for information from state and federal regulators; (c) offering materials and advertising materials; and (d) investor communications, the Corporation may state in such materials that investment advisory services are being provided by the Adviser to the Corporation under the terms of this Agreement. The Adviser hereby grants a non-exclusive, non-transferable, non-sublicensable and royalty-free license (the “License”) to the Corporation for the use of the Brand solely as permitted in the foregoing sentence. Prior to using the Brand in any manner, the Corporation shall submit all proposed uses to the Adviser for prior written approval solely to the extent the Corporation’s use of the Brand or any combination or derivation thereof has materially changed from the Corporation’s use of the Brand previously approved by the Adviser. The Adviser reserves the right to terminate the License immediately upon written notice for any reason, including if the usage is not in compliance with its standards and policies. Notwithstanding the foregoing, the term of the License granted under this Section 20 shall be for the term of this Agreement only, including renewals and extensions, and the right to use the Brand as provided herein shall terminate immediately upon the termination of this Agreement. The Corporation agrees that the Adviser is the sole owner of the Brand, and any and all goodwill in the Brand arising from the Corporation’s use shall inure solely to the benefit of the Adviser. Without limiting the foregoing, the License shall have no effect on the Corporation’s ownership rights of the works within which the Brand shall be used.

[Remainder of page left intentionally blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

FS INVESTMENT CORPORATION II

By:
Name:
Title:

FSIC II ADVISOR, LLC

By:
Name:
Title:

[Signature Page to Investment Advisory and Administrative Services Agreement]

Appendix A

NOTE: All percentages herein refer to Adjusted Capital.

Example 1: Subordinated Incentive Fee on Income for Each Calendar Quarter*

Scenario 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle Rate(1) = 1.75%

Base Management Fee(2) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income — (Base Management Fee + other expenses)) = 0.675%

Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate, therefore there is no Subordinated Incentive Fee on Income payable.

Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.675%

Hurdle Rate(1) = 1.75%

Base Management Fee(2) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income — (Base Management Fee + other expenses)) = 2.1%

Subordinated Incentive Fee on Income = 50% x Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)

= 50% x (2.1% — 1.75%)

= 0.175%

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate, but does not fully satisfy the “catch-up” provision, therefore the Subordinated Incentive Fee on Income is 0.175%.

Scenario 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%

Hurdle Rate(1) = 1.75%

Base Management Fee(2) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income — (Base Management Fee + other expenses)) = 2.925%

Catch up = 50% x Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)

Subordinated Incentive Fee on Income = 50% x “catch-up” + (10.0% x (Pre-Incentive Fee Net Investment Income — 2.1875%))

A-1

Catch up          = 2.1875% — 1.75%

     = 0.4375%

Subordinated Incentive Fee on Income = (50% x 0.4375%) + (10.0% x (2.925% — 2.1875%))

     = 0.21875% + (10.0% x 0.7375%)

     = 0.21875% + 0.07375%

     = 0.2925%

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate and fully satisfies the “catch-up” provision, therefore the Subordinated Incentive Fee on Income is 0.2925%.

(1)	Represents 7.0% annualized Hurdle Rate.
(2)	Represents 1.5% annualized Base Management Fee on average weekly gross assets under this Agreement and the Investment Co-Advisory Agreement. Examples assume assets are equal to Adjusted Capital.
(3)	Excludes organizational and offering costs.
(4)	The “catch-up” provision is intended to provide the Adviser with an Incentive Fee of 10.0% on all Pre-Incentive Fee Net Investment Income when the Corporation’s net investment income exceeds 2.1875% in any calendar quarter.

Example 2: Incentive Fee on Capital Gains*

Scenario 1:

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

Year 3: FMV of Investment B determined to be $25 million

Year 4: Investment B sold for $31 million

The Incentive Fee on Capital Gains would be:

Year 1: None

Year 2: Incentive Fee on Capital Gains of $3 million ($30 million realized capital gains on sale of Investment A multiplied by 10.0%)

Year 3: None, because $2.5 million (10.0% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $3 million (previous capital gain incentive fee paid to the Adviser in Year 2 (and 50% of aggregate capital gain incentive fee paid by the Corporation in Year 2)) is less than $0

Year 4: Incentive Fee on Capital Gains of $100,000, because $3.1 million ($31 million cumulative realized capital gains multiplied by 10.0%) less $3 million (previous capital gain incentive fee paid to the Adviser in Year 2 (and 50% of aggregate capital gain incentive fee paid by the Corporation in Year 2)) is $100,000

A-2

Scenario 2

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4: FMV of Investment B determined to be $35 million

Year 5: Investment B sold for $20 million

The Incentive Fee on Capital Gains, if any, would be:

Year 1: None

Year 2: $2.5 million Incentive Fee on Capital Gains, because 10.0% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B) is $2.5 million

Year 3: $0.7 million Incentive Fee on Capital Gains, because $3.2 million (10.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $2.5 million capital gain incentive fee paid to the Adviser in Year 2 (and 50% of aggregate capital gain incentive fee paid by the Corporation in Year 2) is $0.7 million

Year 4: None

Year 5: None, because $2.5 million (10.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $3.2 million cumulative capital gain incentive fee paid to the Adviser in Year 2 and Year 3 (and 50% of aggregate capital gain incentive fee paid by the Corporation in Year 2 and Year 3) is less than $0

*	The returns shown are for illustrative purposes only. No Subordinated Incentive Fee on Income is payable to the Adviser in any calendar quarter in which the Corporation’s Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate. Positive returns are shown to demonstrate the fee structure and there is no guarantee that positive returns will be realized. Actual returns may vary from those shown in the examples above.

A-3

EXHIBIT B

INVESTMENT ADVISORY AND

ADMINISTRATIVE SERVICES AGREEMENT

BETWEEN

FS INVESTMENT CORPORATION II

AND

KKR CREDIT ADVISORS (US) LLC

This Investment Advisory and Administrative Services Agreement (this “Agreement”) is made this [●] day of [●], 2018, by and between FS INVESTMENT CORPORATION II, a Maryland corporation (the “Corporation”), and KKR CREDIT ADVISORS (US) LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Corporation is a non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, the Adviser is an investment adviser that has registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Corporation desires to retain the Adviser to furnish investment advisory services to the Corporation and to provide for the administrative services necessary for the operation of the Corporation on the terms and conditions hereinafter set forth, and the Adviser wishes to be retained to provide such services; and

WHEREAS, the Corporation is simultaneously entering into an Investment Advisory and Administrative Services Agreement with FSIC II ADVISOR, LLC (the “Co-Adviser”), dated as of the date hereof (the “Investment Co-Advisory Agreement”), pursuant to which the Co-Adviser will, as a co-adviser with the Adviser, furnish investment advisory services to the Corporation and provide for the administrative services necessary for the operation of the Corporation on the terms and conditions identical to those set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

1.	Duties of the Adviser.

(a)    Retention of Adviser. The Corporation hereby appoints the Adviser to act as co-adviser to the Corporation and to manage, in coordination with the Co-Adviser, the investment and reinvestment of the assets of the Corporation, subject to the supervision of the board of directors of the Corporation (the “Board”), for the period and upon the terms herein set forth, in accordance with:

(i)    the investment objectives, policies and restrictions that are set forth in the Corporation’s filings with the Securities and Exchange Commission (the “SEC”), as supplemented, amended or superseded from time to time;

(ii)    all other applicable federal and state laws, rules and regulations, and the Corporation’s articles of amendment and restatement (as may be amended from time to time, the “Articles”) and bylaws (as may be amended from time to time, the “Bylaws”); and

(iii)    such investment policies, directives and regulatory restrictions as the Corporation may from time to time establish or issue and communicate to the Adviser in writing.

(b)    Responsibilities of Adviser. Without limiting the generality of the foregoing, the Adviser shall, in coordination with the Co-Adviser, during the term and subject to the provisions of this Agreement:

(i)    determine the composition and allocation of the Corporation’s investment portfolio, the nature and timing of any changes therein and the manner of implementing such changes;

(ii)    identify, evaluate and negotiate the structure of the investments made by the Corporation;

(iii)    execute, monitor and service the Corporation’s investments;

(iv)    place orders with respect to, and arrange for, any investment by the Corporation;

(v)    determine the securities and other assets that the Corporation shall purchase, retain, or sell;

(vi)    perform due diligence on prospective portfolio companies; and

(vii)    provide the Corporation with such other investment advisory, research and related services as the Corporation may, from time to time, reasonably request or require for the investment of its funds.

The Corporation acknowledges that the Adviser and Co-Adviser, may from time to time, designate one or the other as being primarily responsible for certain investments. The Adviser shall have no obligation hereunder to supervise the Co-Adviser’s provision of services under the Investment Co-Advisory Agreement.

(c)    Power and Authority. To facilitate the Adviser’s performance of these undertakings, but subject to the restrictions contained herein, the Corporation hereby delegates to the Adviser (which power and authority may be delegated by the Adviser to one or more Sub-Advisers (as defined below)), and the Adviser hereby accepts, the power and authority to act on behalf of the Corporation, in coordination with the Co-Adviser, to effectuate investment decisions for the Corporation, including the negotiation, execution and delivery of all documents relating to the Corporation’s investments and the placing of orders for other purchase or sale transactions on behalf of the Corporation. In the event that the Corporation determines to acquire debt financing (or to refinance existing debt financing), the Adviser, in coordination with the Co-Adviser, shall seek to arrange for such financing on the Corporation’s behalf, subject to the oversight and approval of the Board. The Corporation also grants to the Adviser, in coordination with the Co-Adviser, power and authority to engage in all activities and transactions (and anything incidental thereto) that the Adviser, in coordination with the Co-Adviser, deems appropriate, necessary or advisable to carry out its duties pursuant to this Agreement, including the authority to provide, on behalf of the Corporation, significant managerial assistance to the Corporation’s portfolio companies to the extent required by the Investment Company Act or otherwise deemed appropriate by the Adviser, in coordination with the Co-Adviser.

(d)    Administrative Services. Subject to the supervision, direction and control of the Board, the provisions of the Articles and Bylaws and applicable federal and state law, the Adviser, in coordination with the Co-Adviser, shall perform, or cause to be performed by other persons, all administrative services in connection with the operation of the Corporation.

(e)    Acceptance of Appointment. The Adviser hereby accepts such appointment and agrees during the term hereof to render the services described herein for the compensation provided herein, subject to the limitations contained herein.

(f)    Sub-Advisers. The Adviser, subject to the prior written consent of the Co-Adviser, is hereby authorized to enter into one or more sub-advisory agreements (each, a “Sub-Advisory Agreement”) with other investment advisers or other service providers (each, a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder, subject to the oversight of the Adviser and the Corporation. Specifically, the Adviser may retain a Sub-Adviser to recommend specific securities or other investments based upon the Corporation’s investment objectives, policies and restrictions, and work, along with the Adviser, in sourcing, structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Corporation, subject to the oversight of the Adviser and the Corporation, with the scope of such services and oversight to be set forth in each Sub-Advisory Agreement.

(i)    The Adviser and/or Co-Adviser, and not the Corporation, shall be responsible for any compensation payable to any Sub-Adviser; provided, however, that the Adviser shall have the right to direct

2

the Corporation to pay directly any Sub-Adviser the amounts due and payable to such Sub-Adviser from the fees and expenses otherwise payable to the Adviser under this Agreement.

(ii)    Any Sub-Advisory Agreement entered into by the Adviser shall be in accordance with the requirements of the Investment Company Act, including without limitation the requirements relating to the Board and the Corporation’s stockholder approval thereunder, and other applicable federal and state law.

(iii)    Any Sub-Adviser shall be subject to the same fiduciary duties imposed on the Adviser pursuant to this Agreement, the Investment Company Act and the Advisers Act, as well as other applicable federal and state law.

(g)    Independent Contractor Status. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Corporation in any way or otherwise be deemed an agent of the Corporation.

(h)    Record Retention. Subject to review by, and the overall control of, the Board, the Adviser shall keep and preserve for the period required by the Investment Company Act or the Advisers Act, as applicable, any books and records relevant to the provision of its investment advisory services to the Corporation and shall specifically maintain all books and records with respect to the Corporation’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request or as may be required under applicable federal and state law, and shall make such records available for inspection by the Board and its authorized agents, at any time and from time to time during normal business hours. The Adviser agrees that all records that it maintains for the Corporation are the property of the Corporation and shall surrender promptly to the Corporation any such records upon the Corporation’s request and upon termination of this Agreement pursuant to Section 9, provided that the Adviser may retain a copy of such records. The Adviser shall have the right to retain copies, or originals where required by Rule 204-2 promulgated under the Advisers Act, of such records to the extent required by applicable law.

The following provisions in this Section 1 shall apply for only so long as the shares of common stock of the Corporation (“Common Stock”) are not listed on a national securities exchange.

(i)    Administrator. The Adviser shall, upon request by an official or agency administering the securities laws of a state, province or commonwealth (an “Administrator”), submit to such Administrator the reports and statements required to be distributed to the Corporation’s stockholders pursuant to this Agreement, the Corporation’s then effective Registration Statement on Form N-2 (as amended from time to time, the “Registration Statement”) and applicable federal and state law.

(j)    Fiduciary Duty. It is acknowledged that the Adviser shall have a fiduciary responsibility for the safekeeping and use of all funds and assets of the Corporation, whether or not in the Adviser’s immediate possession or control. The Adviser shall not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of the Corporation. The Adviser shall not, by entry into an agreement with any stockholder of the Corporation or otherwise, contract away the fiduciary obligation owed to the Corporation and the Corporation’s stockholders under common law.

2.	The Corporation’s Responsibilities and Expenses Payable by the Corporation and the Adviser.

(a)    Adviser Personnel. All personnel of the Adviser, when and to the extent engaged in providing investment advisory services herein, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Adviser or its affiliates and not by the Corporation.

(b)    Costs. Subject to the limitations on reimbursement of the Adviser as set forth in Section 2(c) below, the Corporation, either directly or through reimbursement to the Adviser, shall bear all other costs and expenses

3

of its operations and transactions, including (without limitation): expenses deemed to be “organization and offering expenses” of the Corporation for purposes of Conduct Rule 2310(a)(12) of the Financial Industry Regulatory Authority (for purposes of this Agreement, such expenses, exclusive of commissions, the dealer manager fee, any discounts and other similar expenses paid by investors at the time of sale of the stock of the Corporation, are hereinafter referred to as “Organization and Offering Costs”); corporate and organizational expenses relating to offerings of shares of Common Stock, subject to limitations included in this Agreement; the cost of calculating the Corporation’s net asset value for each share class, as applicable, including the cost of any third-party pricing or valuation services; the cost of effecting sales and repurchases of shares of Common Stock and other securities; investment advisory fees; fees payable to third parties including, without limitation, agents, consultants or other advisors, relating to, or associated with, making investments, monitoring investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments; interest payments on the Corporation’s debt or related obligations; transfer agent and custodial fees; research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data); fees and expenses associated with marketing efforts; federal and state registration or notification fees; federal, state and local taxes; fees and expenses of directors not also serving in an executive officer capacity for the Corporation or the Adviser; costs of proxy statements, stockholders’ reports, notices and other filings; fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums; direct costs such as printing, mailing, long distance telephone and staff costs; fees and expenses associated with accounting, corporate governance, independent audits and outside legal costs; costs associated with the Corporation’s reporting and compliance obligations under the Investment Company Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act of 2002, as amended; all costs of registration and listing the Corporation’s Common Stock or other securities on any securities exchange; brokerage commissions for the Corporation’s investments; all other expenses incurred by the Adviser, any Sub-Adviser or the Corporation in connection with administering the Corporation’s business, including expenses incurred by the Adviser or any Sub-Adviser in performing administrative services for the Corporation and administrative personnel paid by the Adviser or any Sub-Adviser, to the extent they are not controlling persons of the Adviser, any Sub-Adviser or any of their respective affiliates; and any expenses incurred outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses as provided for in the Articles or the Bylaws.

Notwithstanding the foregoing, the Corporation shall not be liable for Organization and Offering Costs to the extent that Organization and Offering Costs, together with all prior Organization and Offering Costs, exceed 1.5% of the aggregate gross proceeds from the offering of the Corporation’s securities.

4

The following provisions in this Section 2(c) shall apply for only so long as shares of Common Stock are not listed on a national securities exchange.

(c)    Limitations on Reimbursement of Expenses.

(i)    In addition to the compensation paid to the Adviser pursuant to Section 3, the Corporation shall reimburse the Adviser for all expenses of the Corporation incurred by the Adviser as well as the actual cost of goods and services used for or by the Corporation and obtained from entities not affiliated with the Adviser. The Adviser may be reimbursed for the administrative services performed by it on behalf of the Corporation; provided, however, the reimbursement shall be an amount equal to the lower of the Adviser’s actual cost or the amount the Corporation would be required to pay third parties for the provision of comparable administrative services in the same geographic location; and provided, further, that such costs are reasonably allocated to the Corporation on the basis of assets, revenues, time allocations and/or other reasonable metrics consistent with past practice. No reimbursement shall be permitted for services for which the Adviser is entitled to compensation by way of a separate fee. Excluded from the allowable reimbursement shall be:

(A)    rent or depreciation, utilities, capital equipment, and other administrative items of the Adviser; and

(B)    salaries, fringe benefits, travel expenses and other administrative items incurred by or allocated to any controlling person (as defined in the Investment Company Act) of the Adviser (or any individual performing such services) or a holder of 10% or greater equity interest in the Adviser (or any person having the power to direct or cause the direction of the Adviser, whether by ownership of voting securities, by contract or otherwise).

(d)    Periodic Reimbursement. Expenses incurred by the Adviser on behalf of the Corporation and payable pursuant to this Section 2 shall be reimbursed no less than monthly to the Adviser. The Adviser shall prepare a statement documenting the expenses of the Corporation and the calculation of the reimbursement and shall deliver such statement to the Corporation prior to full reimbursement.

3.	Compensation of the Adviser.

The Corporation agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser herein, a base management fee (the “Base Management Fee”) and an incentive fee (the “Incentive Fee”) as hereinafter set forth. Any of the fees payable to the Adviser under this Agreement for any partial month or calendar quarter shall be appropriately prorated. The Adviser may agree to temporarily or permanently waive, in whole or in part, the Base Management Fee and/or the Incentive Fee. See Appendix A for examples of how these fees are calculated. Prior to the payment of any fee to the Adviser, the Corporation shall obtain written instructions from the Adviser with respect to any waiver or deferral of any portion of such fees. Any portion of a deferred fee payable to the Adviser and not paid over to the Adviser with respect to any month, calendar quarter or year shall be deferred without interest and may be paid over in any such other month prior to the termination of this Agreement, as the Adviser may determine upon written notice to the Corporation. The base management fee and incentive fee under the Investment Co-Advisory Agreement are equal to the Base Management Fee and Incentive Fee payable to the Adviser hereunder.

(a)    Base Management Fee. The Base Management Fee shall be calculated at an annual rate of 0.75% of the Corporation’s average weekly gross assets. The Base Management Fee shall be payable quarterly in arrears, and shall be calculated based on the average weekly value of the Corporation’s gross assets during the most recently completed calendar quarter. All or any part of the Base Management Fee not taken as to any quarter shall be deferred without interest and may be taken in such other quarter as the Adviser shall determine.

(b)    Incentive Fee. The Incentive Fee shall consist of two parts, as follows:

(i)    The first part of the Incentive Fee, referred to as the “Subordinated Incentive Fee on Income,” shall be calculated and payable quarterly in arrears based on the Corporation’s “Pre-Incentive Fee Net

5

Investment Income” for the immediately preceding quarter. The payment of the Subordinated Incentive Fee on Income shall be subject to a quarterly hurdle rate, expressed as a rate of return on Adjusted Capital (as defined below) at the beginning of the most recently completed calendar quarter, of 1.75% (7.0% annualized) (the “Hurdle Rate”), subject to a “catch up” feature (as described below).

For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Corporation receives from portfolio companies) accrued during the calendar quarter, minus the Corporation’s operating expenses for the quarter (including the Base Management Fee under this Agreement and the Investment Co-Advisory Agreement, expenses reimbursed to the Adviser under this Agreement and to the Co-Adviser under the Investment Co-Advisory Agreement and any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the Incentive Fee under this Agreement and the Investment Co-Advisory Agreement). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Corporation has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

For purposes of this fee, “Adjusted Capital” shall mean cumulative gross proceeds generated from sales of the Corporation’s Common Stock (including proceeds from the Corporation’s distribution reinvestment plan) reduced for distributions from non-liquidating dispositions of the Corporation’s investments paid to stockholders and amounts paid for share repurchases pursuant to the Corporation’s share repurchase program.

The calculation of the Subordinated Incentive Fee on Income for each quarter is as follows:

(A)    No Subordinated Incentive Fee on Income shall be payable to the Adviser in any calendar quarter in which the Corporation’s Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate;

(B)    50% of the Corporation’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than or equal to 2.1875% in any calendar quarter (8.75% annualized) shall be payable to the Adviser. This portion of the Corporation’s Subordinated Incentive Fee on Income is referred to as the “catch up” and is intended to provide the Adviser with an incentive fee of 10.0% on all of the Corporation’s Pre-Incentive Fee Net Investment Income when the Corporation’s Pre-Incentive Fee Net Investment Income reaches 2.1875% (8.75% annualized) in any calendar quarter; and

(C)    For any quarter in which the Corporation’s Pre-Incentive Fee Net Investment Income exceeds 2.1875% (8.75% annualized), the Subordinated Incentive Fee on Income shall equal 10.0% of the amount of the Corporation’s Pre-Incentive Fee Net Investment Income, as the Hurdle Rate and catch-up will have been achieved;

(ii)    The second part of the Incentive Fee, referred to as the “Incentive Fee on Capital Gains,” shall be an incentive fee on capital gains earned on liquidated investments from the portfolio and payable in arrears as of the end of each calendar year (or upon termination of this Agreement). This fee shall equal 10.0% of the Corporation’s incentive fee capital gains, which shall equal the Corporation’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less 50% of the aggregate amount of any previously paid capital gain incentive fees.

4.	Covenants of the Adviser.

(a)    Adviser Status. The Adviser is registered as an investment adviser under the Advisers Act and covenants that it will maintain such registration. The Adviser agrees that its activities will at all times be in

6

compliance in all material respects with all applicable federal and state laws governing its operations and investments.

The following provisions in this Section 4 shall apply for only so long as the Common Stock of the Corporation are not listed on a national securities exchange.

(b)    Reports to Stockholders. The Adviser shall prepare or shall cause to be prepared and distributed to stockholders during each year the following reports of the Corporation (either included in a periodic report filed with the SEC or distributed in a separate report):

(i)    Quarterly Reports. Within sixty (60) days of the end of each calendar quarter, a report containing the same financial information contained in the Corporation’s Quarterly Report on Form 10-Q filed by the Corporation under the Securities Exchange Act of 1934, as amended.

(ii)    Annual Report. Within one hundred and twenty (120) days after the end of the Corporation’s fiscal year, an annual report containing:

(A)    A balance sheet as of the end of each fiscal year and statements of income, equity, and cash flow, for the year then ended, all of which shall be prepared in accordance with generally accepted accounting principles and accompanied by an auditor’s report containing an opinion of an independent certified public accountant;

(B)    A report of the activities of the Corporation during the period covered by the report;

(C)    Where forecasts have been provided to the Corporation’s stockholders, a table comparing the forecasts previously provided with the actual results during the period covered by the report; and

(D)    A report setting forth distributions by the Corporation for the period covered thereby and separately identifying distributions from (i) cash flow from operations during the period; (ii) cash flow from operations during a prior period which have been held as reserves; and (iii) proceeds from disposition of the Corporation’s assets.

(iii)    Previous Reimbursement Reports. The Adviser shall prepare or shall cause to be prepared a report, prepared in accordance with the American Institute of Certified Public Accountants United States Auditing Standards relating to special reports, and distributed to stockholders not less than annually, containing an itemized list of the costs reimbursed to the Adviser pursuant to Section 2(c) for the previous fiscal year. The special report shall at a minimum provide:

(A)    A review of the time allocations of individual employees, the costs of whose services were reimbursed; and

(B)    A review of the specific nature of the work performed by each such employee.

(iv)    Proposed Reimbursement Reports. The Adviser shall prepare or shall cause to be prepared a report containing an itemized estimate of all proposed expenses for which it shall receive reimbursements pursuant to Section 2(c) of this Agreement for the next fiscal year, together with a breakdown by year of such expenses reimbursed in each of the last five public programs formed by the Adviser.

(c)    Reports to Administrators. The Adviser shall, upon written request of any Administrator, submit any of the reports and statements to be prepared and distributed by it pursuant to this Section 4 to such Administrator.

(d)    Reserves. In performing its duties hereunder, the Adviser shall cause the Corporation to provide for adequate reserves for normal replacements and contingencies (but not for payment of fees payable to the Adviser hereunder) by causing the Corporation to retain a reasonable percentage of proceeds from offerings and revenues.

(e)    Recommendations Regarding Reviews. From time to time and not less than quarterly, the Adviser must review the Corporation’s accounts to determine whether cash distributions are appropriate. The Corporation may, subject to authorization by the Board, distribute pro rata to the stockholders funds received by the Corporation which the Adviser deems unnecessary to retain in the Corporation.

7

(f)    Temporary Investments. The Adviser shall, in its sole discretion, temporarily place proceeds from offerings by the Corporation into short term, highly liquid investments which, in its reasonable judgment, afford appropriate safety of principal during such time as it is determining the composition and allocation of the portfolio of the Corporation and the nature, timing and implementation of any changes thereto pursuant to Section 1(b); provided however, that the Adviser shall be under no fiduciary obligation to select any such short-term, highly liquid investment based solely on any yield or return of such investment. The Adviser shall cause any proceeds of the offering of the Corporation’s securities not committed for investment within the later of two (2) years from the initial date of effectiveness of the Registration Statement or one year from termination of the offering, unless a longer period is permitted by the applicable Administrator, to be paid as a distribution to the stockholders of the Corporation as a return of capital without deduction of Front End Fees (as defined below).

5.	Brokerage Commissions, Limitations on Front End Fees.

(a)    Brokerage Commissions. The Adviser, in coordination with the Co-Adviser, is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Corporation to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser, in coordination with the Co-Adviser, determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Corporation’s portfolio, and is consistent with the Adviser’s and Co-Adviser’s duty to seek the best execution on behalf of the Corporation.

The following provisions in this Section 5 shall apply for only so long as the Common Stock of the Corporation are not listed on a national securities exchange.

(b)    Limitations. Notwithstanding anything herein to the contrary:

(i)    All fees and expenses paid by any party for any services rendered to organize the Corporation and to acquire assets for the Corporation (“Front End Fees”) shall be reasonable and shall not exceed 15% of the gross offering proceeds, regardless of the source of payment. Any reimbursement to the Adviser or any other person for deferred organizational and offering costs, including any interest thereon, if any, will be included within this 15% limitation.

(ii)    The Adviser shall commit at least eighty-two percent (82%) of the gross offering proceeds towards the investment or reinvestment of assets and reserves as set forth in Section 4(d) above on behalf of the Corporation. The remaining proceeds may be used to pay Front End Fees.

6.	Other Activities of the Adviser.

The services provided by the Adviser to the Corporation are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Corporation, so long as its services to the Corporation hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, member (including its members and the owners of its members), officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Corporation’s portfolio companies, subject to applicable law). The Adviser assumes no responsibility under this

8

Agreement other than to render the services called for hereunder. It is understood that directors, officers, employees and stockholders of the Corporation are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, stockholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Corporation as stockholders or otherwise.

7.	Responsibility of Dual Directors, Officers and/or Employees.

If any person who is a manager, partner, member, officer or employee of the Adviser is or becomes a director, officer and/or employee of the Corporation and acts as such in any business of the Corporation, then such manager, partner, member, officer and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Corporation, and not as a manager, partner, member, officer or employee of the Adviser or under the control or direction of the Adviser, even if paid by the Adviser.

8.	Indemnification; Limitation of Liability.

(a)    Indemnification. The Adviser and any Sub-Adviser (and their officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons (as defined in the Investment Company Act) and any other person or entity affiliated with, or acting on behalf of, the Adviser or Sub-Adviser) (each, an “Indemnified Party” and, collectively, the “Indemnified Parties”), shall not be liable to the Corporation for any action taken or omitted to be taken by any such Indemnified Party in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Corporation (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and the Corporation shall indemnify, defend and protect the Indemnified Parties (each of whom shall be deemed a third party beneficiary hereof) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) (“Losses”) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Corporation or its security holders) arising out of or otherwise based upon the performance of any of the Indemnified Parties’ duties or obligations under this Agreement, any Sub-Advisory Agreement or otherwise as an investment adviser of the Corporation, to the extent such Losses are not fully reimbursed by insurance, and to the extent that such indemnification would not be inconsistent with the laws of the State of Maryland, the Investment Company Act or other applicable law, the Articles or the provisions of Section II.G of the Omnibus Guidelines published by the North American Securities Administrators Association on March 29, 1992, as it may be amended from time to time. In addition, notwithstanding any of the foregoing to the contrary, the provisions of this Section 8 shall not be construed so as to provide for the indemnification of any Indemnified Party for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this Section 8 to the fullest extent permitted by law.

The following provisions in this Section 8 shall apply for only so long as the Common Stock of the Corporation are not listed on a national securities exchange.

(b)    Limitations on Indemnification. Notwithstanding Section 8(a) to the contrary, the Corporation shall not provide for indemnification of the Indemnified Parties for any Loss suffered by the Indemnified Parties, nor shall the Corporation provide that any of the Indemnified Parties be held harmless for any Loss suffered by the Corporation, unless all of the following conditions are met:

(i)    the Indemnified Party has determined, in good faith, that the course of conduct which caused the Loss was in the best interests of the Corporation;

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(ii)    the Indemnified Party was acting on behalf of or performing services for the Corporation;

(iii)    such Loss was not the result of negligence or misconduct by the Indemnified Party; and

(iv)    such indemnification or agreement to hold harmless is recoverable only out of the Corporation’s net assets and not from stockholders.

Furthermore, the Indemnified Party shall not be indemnified for any Losses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met:

(i)    there has been a successful adjudication on the merits of each count involving alleged securities law violations;

(ii)    such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or

(iii)    a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made, and the court of law considering the request for indemnification has been advised of the position of the SEC and the published position of any state securities regulatory authority in which securities of the Corporation were offered or sold as to indemnification for violations of securities laws.

(c)    Advancement of Funds. The Corporation shall be permitted to advance funds to the Indemnified Party for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought and will do so if:

(i)    the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Corporation;

(ii)    the Indemnified Party provides the Corporation with written affirmation of his or her good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met;

(iii)    the legal proceeding was initiated by a third party who is not a stockholder or, if by a stockholder of the Corporation acting in his or her capacity as such, a court of competent jurisdiction approves such advancement; and

(iv)    the Indemnified Party provides the Corporation with a written agreement to repay the amount paid or reimbursed by the Corporation, together with the applicable legal rate of interest thereon, in cases in which such Indemnified Party is found not to be entitled to indemnification.

9.	Duration and Termination of Agreement.

(a)    Term. This Agreement shall remain in effect for two (2) years commencing on the date hereof, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Corporation and (ii) the vote of a majority of the Corporation’s directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party (“Independent Directors”), in accordance with the requirements of the Investment Company Act.

(b)    Termination. This Agreement may be terminated at any time, without the payment of any penalty, upon sixty (60) days’ written notice (i) by the Corporation to the Adviser, (x) upon the vote of a majority of the outstanding voting securities of the Corporation (within the meaning of Section 2(a)(42) of the Investment Company Act), or (y) by the vote of the Corporation’s Independent Directors, or (ii) by the Adviser to the Corporation. This Agreement shall automatically terminate in the event of (x) its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act), or (y) the effectiveness of an

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Investment Advisory and Administrative Services Agreement by and between the Corporation and FS/KKR Advisor, LLC. The provisions of Section 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement.

(c)    Payments to and Duties of Adviser Upon Termination.

(i)    After the termination of this Agreement, the Adviser shall not be entitled to compensation or reimbursement for further services provided hereunder, except that it shall be entitled to receive from the Corporation within thirty (30) days after the effective date of such termination all unpaid reimbursements and all earned but unpaid fees payable to the Adviser prior to termination of this Agreement.

(ii)    The Adviser shall promptly upon termination:

(A)    Deliver to the Board a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board;

(B)    Deliver to the Board all assets and documents of the Corporation then in custody of the Adviser; and

(C)    Cooperate with the Corporation to provide an orderly management transition.

The following provisions in this Section 9 shall apply for only so long as the Common Stock of the Corporation are not listed on a national securities exchange.

(d)    Other Matters. Without the approval of holders of a majority of the shares of Common Stock entitled to vote on the matter, the Adviser shall not: (i) amend this Agreement except for amendments that do not adversely affect the interests of the stockholders; (ii) voluntarily withdraw as the Adviser unless such withdrawal would not affect the tax status of the Corporation and would not materially adversely affect the stockholders; (iii) appoint a new Adviser; (iv) sell all or substantially all of the Corporation’s assets other than in the ordinary course of the Corporation’s business; or (v) cause the merger or other reorganization of the Corporation. In the event that the Adviser should withdraw pursuant to (ii) above, the withdrawing Adviser shall pay all expenses incurred as a result of its withdrawal. The Corporation may terminate the Adviser’s interest in the Corporation’s revenues, expenses, income, losses, distributions and capital by payment of an amount equal to the then present fair market value of the terminated Adviser’s interest, determined by agreement of the terminated Adviser and the Corporation. If the Corporation and the Adviser cannot agree upon such amount, then such amount will be determined in accordance with the then current rules of the American Arbitration Association. The expenses of such arbitration shall be borne equally by the terminated Adviser and the Corporation. The method of payment to the terminated Adviser must be fair and must protect the solvency and liquidity of the Corporation.

10.	Conflicts of Interests and Prohibited Activities.

The following provisions in this Section 10 shall apply for only so long as the Common Stock of the Corporation are not listed on a national securities exchange.

(a)    No Exclusive Agreement. The Adviser is not hereby granted or entitled to an exclusive right to sell or exclusive employment to sell assets for the Corporation.

(b)    Rebates, Kickbacks and Reciprocal Arrangements.

The Adviser agrees that it shall not (A) receive or accept any rebate, give-up or similar arrangement that is prohibited under applicable federal or state securities laws, (B) participate in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions, or (C) enter into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.

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The Adviser agrees that it shall not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell the Corporation’s Common Stock or give investment advice to a potential stockholder; provided, however, that this subsection shall not prohibit the payment to a registered broker-dealer or other properly licensed agent of sales commissions for selling or distributing the Corporation’s Common Stock.

(c)    Commingling. The Adviser covenants that it shall not permit or cause to be permitted the Corporation’s funds to be commingled with the funds of any other entity. Nothing in this Section 10(c) shall prohibit the Adviser from establishing a master fiduciary account pursuant to which separate sub-trust accounts are established for the benefit of affiliated programs, provided that the Corporation’s funds are protected from the claims of other programs and creditors of such programs.

11.	Proxy Voting.

The Adviser, in coordination with the Co-Adviser, will exercise voting rights on any assets held in the portfolio securities of portfolio companies. The Adviser is obligated to furnish to the Corporation, in a timely manner, a record of all proxies voted in such form and format that complies with applicable federal statutes and regulations.

12.	Notices.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

13.	Amendments.

This Agreement may be amended in writing by mutual consent of the parties hereto, subject to the provisions of the Investment Company Act and the Articles.

14.	Entire Agreement; Governing Law.

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, this Agreement shall be construed in accordance with the laws of the State of New York. For so long as the Corporation is regulated as a BDC under the Investment Company Act, this Agreement shall also be construed in accordance with the applicable provisions of the Investment Company Act. In such case, to the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.

15.	Severability.

If any provision of this Agreement shall be declared illegal, invalid or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Agreement (to the extent permitted by law) and in any event such illegality, invalidity or unenforceability shall not affect the remainder hereof.

16.	Counterparts.

This Agreement may be executed in counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

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17.	Third Party Beneficiaries.

Except for any Sub-Adviser (with respect to Section 8) and any Indemnified Party, such Sub-Adviser and the Indemnified Parties each being an intended beneficiary of this Agreement, this Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein express or implied shall give or be construed to give to any person, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

18.	Survival.

The provisions of Sections 8, 9(b), 9(c), 14, 17 and this Section 18 shall survive termination of this Agreement.

19.	Insurance.

Subject to the requirements of Rule 17d-1(d)(7) under the Investment Company Act, the Corporation shall acquire and maintain a directors and officers liability insurance policy or similar insurance policy, which may name the Adviser, Co-Adviser and any Sub-Adviser each as an additional insured party (each an “Additional Insured Party” and collectively the “Additional Insured Parties”). Such insurance policy shall include reasonable coverage from a reputable insurer. The Corporation shall make all premium payments required to maintain such policy in full force and effect; provided, however, each Additional Insured Party, if any, shall pay to the Corporation, in advance of the due date of such premium, its allocated share of the premium. Irrespective of whether the Adviser, Co-Adviser and any Sub-Adviser is a named Additional Insured Party on such policy, the Corporation shall provide the Adviser, Co-Adviser and any Sub-Adviser with written notice upon receipt of any notice of: (a) any default under such policy; (b) any pending or threatened termination, cancellation or non-renewal of such policy or (c) any coverage limitation or reduction with respect to such policy. The foregoing provisions of this Section 19 notwithstanding, the Corporation shall not be required to acquire or maintain any insurance policy to the extent that the same is not available upon commercially reasonable pricing terms or at all, as determined in good faith by the required majority (as defined in Section 57(o) of the Investment Company Act) of the Board.

20.	Brand Usage.

The Adviser conducts its investment advisory business under, and owns all rights to, the trademark “KKR” and the “KKR” design (collectively, the “Brand”). In connection with the Corporation’s (a) public filings; (b) requests for information from state and federal regulators; (c) offering materials and advertising materials; and (d) investor communications, the Corporation may state in such materials that investment advisory services are being provided by the Adviser to the Corporation under the terms of this Agreement. The Adviser hereby grants a non-exclusive, non-transferable, non-sublicensable and royalty-free license (the “License”) to the Corporation for the use of the Brand solely as permitted in the foregoing sentence. Prior to using the Brand in any manner, the Corporation shall submit all proposed uses to the Adviser for prior written approval solely to the extent the Corporation’s use of the Brand or any combination or derivation thereof has materially changed from the Corporation’s use of the Brand previously approved by the Adviser. The Adviser reserves the right to terminate the License immediately upon written notice for any reason, including if the usage is not in compliance with its standards and policies. Notwithstanding the foregoing, the term of the License granted under this Section 20 shall be for the term of this Agreement only, including renewals and extensions, and the right to use the Brand as provided herein shall terminate immediately upon the termination of this Agreement. The Corporation agrees that the Adviser is the sole owner of the Brand, and any and all goodwill in the Brand arising from the Corporation’s use shall inure solely to the benefit of the Adviser. Without limiting the foregoing, the License shall have no effect on the Corporation’s ownership rights of the works within which the Brand shall be used.

[Remainder of page left intentionally blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

FS INVESTMENT CORPORATION II

By:
Name:
Title:

KKR CREDIT ADVISORS (US) LLC

By:
Name:
Title:

[Signature Page to Investment Advisory and Administrative Services Agreement]

Appendix A

NOTE: All percentages herein refer to Adjusted Capital.

Example 1: Subordinated Incentive Fee on Income for Each Calendar Quarter*

Scenario 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle Rate(1) = 1.75%

Base Management Fee(2) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income — (Base Management Fee + other expenses)) = 0.675%

Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate, therefore there is no Subordinated Incentive Fee on Income payable.

Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.675%

Hurdle Rate(1) = 1.75%

Base Management Fee(2) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income — (Base Management Fee + other expenses)) = 2.1%

Subordinated Incentive Fee on Income = 50% x Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)

= 50% x (2.1% — 1.75%)

= 0.175%

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate, but does not fully satisfy the “catch-up” provision, therefore the Subordinated Incentive Fee on Income is 0.175%.

Scenario 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%

Hurdle Rate(1) = 1.75%

Base Management Fee(2) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income — (Base Management Fee + other expenses)) = 2.925%

Catch up = 50% x Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)

Subordinated Incentive Fee on Income = 50% x “catch-up” + (10.0% x (Pre-Incentive Fee Net Investment Income — 2.1875%))

A-1

Catch up          = 2.1875% — 1.75%

     = 0.4375%

Subordinated Incentive Fee on Income = (50% x 0.4375%) + (10.0% x (2.925% — 2.1875%))

     = 0.21875% + (10.0% x 0.7375%)

     = 0.21875% + 0.07375%

     = 0.2925%

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate and fully satisfies the “catch-up” provision, therefore the Subordinated Incentive Fee on Income is 0.2925%.

(1)	Represents 7.0% annualized Hurdle Rate.
(2)	Represents 1.5% annualized Base Management Fee on average weekly gross assets under this Agreement and the Investment Co-Advisory Agreement. Examples assume assets are equal to Adjusted Capital.
(3)	Excludes organizational and offering costs.
(4)	The “catch-up” provision is intended to provide the Adviser with an Incentive Fee of 10.0% on all Pre-Incentive Fee Net Investment Income when the Corporation’s net investment income exceeds 2.1875% in any calendar quarter.

Example 2: Incentive Fee on Capital Gains*

Scenario 1:

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

Year 3: FMV of Investment B determined to be $25 million

Year 4: Investment B sold for $31 million

The Incentive Fee on Capital Gains would be:

Year 1: None

Year 2: Incentive Fee on Capital Gains of $3 million ($30 million realized capital gains on sale of Investment A multiplied by 10.0%)

Year 3: None, because $2.5 million (10.0% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $3 million (previous capital gain incentive fee paid to the Adviser in Year 2 (and 50% of aggregate capital gain incentive fee paid by the Corporation in Year 2)) is less than $0

Year 4: Incentive Fee on Capital Gains of $100,000, because $3.1 million ($31 million cumulative realized capital gains multiplied by 10.0%) less $3 million (previous capital gain incentive fee paid to the Adviser in Year 2 (and 50% of aggregate capital gain incentive fee paid by the Corporation in Year 2)) is $100,000

A-2

Scenario 2

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4: FMV of Investment B determined to be $35 million

Year 5: Investment B sold for $20 million

The Incentive Fee on Capital Gains, if any, would be:

Year 1: None

Year 2: $2.5 million Incentive Fee on Capital Gains, because 10.0% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B) is $2.5 million

Year 3: $0.7 million Incentive Fee on Capital Gains, because $3.2 million (10.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $2.5 million capital gain incentive fee paid to the Adviser in Year 2 (and 50% of aggregate capital gain incentive fee paid by the Corporation in Year 2) is $0.7 million

Year 4: None

Year 5: None, because $2.5 million (10.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $3.2 million cumulative capital gain incentive fee paid to the Adviser in Year 2 and Year 3 (and 50% of aggregate capital gain incentive fee paid by the Corporation in Year 2 and Year 3) is less than $0

*	The returns shown are for illustrative purposes only. No Subordinated Incentive Fee on Income is payable to the Adviser in any calendar quarter in which the Corporation’s Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate. Positive returns are shown to demonstrate the fee structure and there is no guarantee that positive returns will be realized. Actual returns may vary from those shown in the examples above.

A-3

EXHIBIT C

INVESTMENT ADVISORY AND

ADMINISTRATIVE SERVICES AGREEMENT

BETWEEN

FS INVESTMENT CORPORATION II

AND

FS/KKR ADVISOR, LLC

This Investment Advisory and Administrative Services Agreement (this “Agreement”) is made this [●] day of [●], 2018, by and between FS INVESTMENT CORPORATION II, a Maryland corporation (the “Corporation”), and FS/KKR ADVISOR, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Corporation is a non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, the Adviser is a newly organized investment adviser that intends to register as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Corporation desires to retain the Adviser to furnish investment advisory services to the Corporation and to provide for the administrative services necessary for the operation of the Corporation on the terms and conditions hereinafter set forth, and the Adviser wishes to be retained to provide such services.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

1.	Duties of the Adviser.

(a)    Retention of Adviser. The Corporation hereby appoints the Adviser to act as an investment adviser to the Corporation and to manage the investment and reinvestment of the assets of the Corporation, subject to the supervision of the board of directors of the Corporation (the “Board”), for the period and upon the terms herein set forth, in accordance with:

(i)    the investment objectives, policies and restrictions that are set forth in the Corporation’s filings with the Securities and Exchange Commission (the “SEC”), as supplemented, amended or superseded from time to time;

(ii)    all other applicable federal and state laws, rules and regulations, and the Corporation’s articles of amendment and restatement (as may be amended from time to time, the “Articles”) and bylaws (as may be amended from time to time, the “Bylaws”); and

(iii)    such investment policies, directives and regulatory restrictions as the Corporation may from time to time establish or issue and communicate to the Adviser in writing.

(b)    Responsibilities of Adviser. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement:

(i)    determine the composition and allocation of the Corporation’s investment portfolio, the nature and timing of any changes therein and the manner of implementing such changes;

(ii)    identify, evaluate and negotiate the structure of the investments made by the Corporation;

(iii)    execute, monitor and service the Corporation’s investments;

(iv)    place orders with respect to, and arrange for, any investment by the Corporation;

(v)    determine the securities and other assets that the Corporation shall purchase, retain, or sell;

(vi)    perform due diligence on prospective portfolio companies; and

(vii)    provide the Corporation with such other investment advisory, research and related services as the Corporation may, from time to time, reasonably request or require for the investment of its funds.

(c)    Power and Authority. To facilitate the Adviser’s performance of these undertakings, but subject to the restrictions contained herein, the Corporation hereby delegates to the Adviser (which power and authority may be delegated by the Adviser to one or more Sub-Advisers (as defined below)), and the Adviser hereby accepts, the power and authority to act on behalf of the Corporation to effectuate investment decisions for the Corporation, including the negotiation, execution and delivery of all documents relating to the Corporation’s investments and the placing of orders for other purchase or sale transactions on behalf of the Corporation. In the event that the Corporation determines to acquire debt financing (or to refinance existing debt financing), the Adviser shall seek to arrange for such financing on the Corporation’s behalf, subject to the oversight and approval of the Board. The Corporation also grants to the Adviser power and authority to engage in all activities and transactions (and anything incidental thereto) that the Adviser deems appropriate, necessary or advisable to carry out its duties pursuant to this Agreement, including the authority to provide, on behalf of the Corporation, significant managerial assistance to the Corporation’s portfolio companies to the extent required by the Investment Company Act or otherwise deemed appropriate by the Adviser.

(d)    Administrative Services. Subject to the supervision, direction and control of the Board, the provisions of the Articles and Bylaws and applicable federal and state law, the Adviser shall perform, or cause to be performed by other persons, all administrative services in connection with the operation of the Corporation.

(e)    Acceptance of Appointment. The Adviser hereby accepts such appointment and agrees during the term hereof to render the services described herein for the compensation provided herein, subject to the limitations contained herein.

(f)    Sub-Advisers. The Adviser is hereby authorized to enter into one or more sub-advisory agreements (each, a “Sub-Advisory Agreement”) with other investment advisers or other service providers (each, a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder, subject to the oversight of the Adviser and the Corporation. Specifically, the Adviser may retain a Sub-Adviser to recommend specific securities or other investments based upon the Corporation’s investment objectives, policies and restrictions, and work, along with the Adviser, in sourcing, structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Corporation, subject to the oversight of the Adviser and the Corporation, with the scope of such services and oversight to be set forth in each Sub-Advisory Agreement.

(i)    The Adviser and not the Corporation shall be responsible for any compensation payable to any Sub-Adviser; provided, however, that the Adviser shall have the right to direct the Corporation to pay directly any Sub-Adviser the amounts due and payable to such Sub-Adviser from the fees and expenses otherwise payable to the Adviser under this Agreement.

(ii)    Any Sub-Advisory Agreement entered into by the Adviser shall be in accordance with the requirements of the Investment Company Act, including without limitation the requirements relating to the Board and the Corporation’s stockholder approval thereunder, and other applicable federal and state law.

(iii)    Any Sub-Adviser shall be subject to the same fiduciary duties imposed on the Adviser pursuant to this Agreement, the Investment Company Act and the Advisers Act, as well as other applicable federal and state law.

(g)    Independent Contractor Status. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Corporation in any way or otherwise be deemed an agent of the Corporation.

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(h)    Record Retention. Subject to review by, and the overall control of, the Board, the Adviser shall keep and preserve for the period required by the Investment Company Act or the Advisers Act, as applicable, any books and records relevant to the provision of its investment advisory services to the Corporation and shall specifically maintain all books and records with respect to the Corporation’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request or as may be required under applicable federal and state law, and shall make such records available for inspection by the Board and its authorized agents, at any time and from time to time during normal business hours. The Adviser agrees that all records that it maintains for the Corporation are the property of the Corporation and shall surrender promptly to the Corporation any such records upon the Corporation’s request and upon termination of this Agreement pursuant to Section 9, provided that the Adviser may retain a copy of such records. The Adviser shall have the right to retain copies, or originals where required by Rule 204-2 promulgated under the Advisers Act, of such records to the extent required by applicable law.

The following provisions in this Section 1 shall apply for only so long as the shares of common stock of the Corporation (“Common Stock”) are not listed on a national securities exchange.

(i)    Administrator. The Adviser shall, upon request by an official or agency administering the securities laws of a state, province or commonwealth (an “Administrator”), submit to such Administrator the reports and statements required to be distributed to the Corporation’s stockholders pursuant to this Agreement, the Corporation’s then effective Registration Statement on Form N-2 (as amended from time to time, the “Registration Statement”) and applicable federal and state law.

(j)    Fiduciary Duty. It is acknowledged that the Adviser shall have a fiduciary responsibility for the safekeeping and use of all funds and assets of the Corporation, whether or not in the Adviser’s immediate possession or control. The Adviser shall not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of the Corporation. The Adviser shall not, by entry into an agreement with any stockholder of the Corporation or otherwise, contract away the fiduciary obligation owed to the Corporation and the Corporation’s stockholders under common law.

2.	The Corporation’s Responsibilities and Expenses Payable by the Corporation and the Adviser.

(a)    Adviser Personnel. All personnel of the Adviser, when and to the extent engaged in providing investment advisory services herein, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Adviser or its affiliates and not by the Corporation.

(b)    Costs. Subject to the limitations on reimbursement of the Adviser as set forth in Section 2(c) below, the Corporation, either directly or through reimbursement to the Adviser, shall bear all other costs and expenses of its operations and transactions, including (without limitation): expenses deemed to be “organization and offering expenses” of the Corporation for purposes of Conduct Rule 2310(a)(12) of the Financial Industry Regulatory Authority (for purposes of this Agreement, such expenses, exclusive of commissions, the dealer manager fee, any discounts and other similar expenses paid by investors at the time of sale of the stock of the Corporation, are hereinafter referred to as “Organization and Offering Costs”); corporate and organizational expenses relating to offerings of shares of Common Stock, subject to limitations included in this Agreement; the cost of calculating the Corporation’s net asset value for each share class, as applicable, including the cost of any third-party pricing or valuation services; the cost of effecting sales and repurchases of shares of Common Stock and other securities; investment advisory fees; fees payable to third parties including, without limitation, agents, consultants or other advisors, relating to, or associated with, making investments, monitoring investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments; interest payments on the Corporation’s debt or related obligations; transfer agent and custodial fees; research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of

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obtaining such research and market data); fees and expenses associated with marketing efforts; federal and state registration or notification fees; federal, state and local taxes; fees and expenses of directors not also serving in an executive officer capacity for the Corporation or the Adviser; costs of proxy statements, stockholders’ reports, notices and other filings; fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums; direct costs such as printing, mailing, long distance telephone and staff costs; fees and expenses associated with accounting, corporate governance, independent audits and outside legal costs; costs associated with the Corporation’s reporting and compliance obligations under the Investment Company Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act of 2002, as amended; all costs of registration and listing the Corporation’s Common Stock or other securities on any securities exchange; brokerage commissions for the Corporation’s investments; all other expenses incurred by the Adviser, any Sub-Adviser or the Corporation in connection with administering the Corporation’s business, including expenses incurred by the Adviser or any Sub-Adviser in performing administrative services for the Corporation and administrative personnel paid by the Adviser or any Sub-Adviser, to the extent they are not controlling persons of the Adviser, any Sub-Adviser or any of their respective affiliates; and any expenses incurred outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses as provided for in the Articles or the Bylaws.

Notwithstanding the foregoing, the Corporation shall not be liable for Organization and Offering Costs to the extent that Organization and Offering Costs, together with all prior Organization and Offering Costs, exceed 1.5% of the aggregate gross proceeds from the offering of the Corporation’s securities.

The following provisions in this Section 2(c) shall apply for only so long as the shares of Common Stock are not listed on a national securities exchange.

(c)    Limitations on Reimbursement of Expenses.

(i)    In addition to the compensation paid to the Adviser pursuant to Section 3, the Corporation shall reimburse the Adviser for all expenses of the Corporation incurred by the Adviser as well as the actual cost of goods and services used for or by the Corporation and obtained from entities not affiliated with the Adviser. The Adviser may be reimbursed for the administrative services performed by it on behalf of the Corporation; provided, however, the reimbursement shall be an amount equal to the lower of the Adviser’s actual cost or the amount the Corporation would be required to pay third parties for the provision of comparable administrative services in the same geographic location; and provided, further, that such costs are reasonably allocated to the Corporation on the basis of assets, revenues, time allocations and/or other reasonable metrics, consistent with past practice (but solely to the extent such past practice is not inconsistent with the policies of the Adviser). No reimbursement shall be permitted for services for which the Adviser is entitled to compensation by way of a separate fee. Excluded from the allowable reimbursement shall be:

(A)    rent or depreciation, utilities, capital equipment, and other administrative items of the Adviser; and

(B)    salaries, fringe benefits, travel expenses and other administrative items incurred by or allocated to any controlling person (as defined in the Investment Company Act) of the Adviser (or any individual performing such services) or a holder of 10% or greater equity interest in the Adviser (or any person having the power to direct or cause the direction of the Adviser, whether by ownership of voting securities, by contract or otherwise).

(d)    Periodic Reimbursement. Expenses incurred by the Adviser on behalf of the Corporation and payable pursuant to this Section 2 shall be reimbursed no less than monthly to the Adviser. The Adviser shall prepare a statement documenting the expenses of the Corporation and the calculation of the reimbursement and shall deliver such statement to the Corporation prior to full reimbursement.

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3.	Compensation of the Adviser.

The Corporation agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser herein, a base management fee (the “Base Management Fee”) and an incentive fee (the “Incentive Fee”) as hereinafter set forth. Any of the fees payable to the Adviser under this Agreement for any partial month or calendar quarter shall be appropriately prorated. The Adviser may agree to temporarily or permanently waive, in whole or in part, the Base Management Fee and/or the Incentive Fee. See Appendix A for examples of how these fees are calculated. Prior to the payment of any fee to the Adviser, the Corporation shall obtain written instructions from the Adviser with respect to any waiver or deferral of any portion of such fees. Any portion of a deferred fee payable to the Adviser and not paid over to the Adviser with respect to any month, calendar quarter or year shall be deferred without interest and may be paid over in any such other month prior to the termination of this Agreement, as the Adviser may determine upon written notice to the Corporation.

(a)    Base Management Fee. The Base Management Fee shall be calculated at an annual rate of 1.5% of the Corporation’s average weekly gross assets. The Base Management Fee shall be payable quarterly in arrears, and shall be calculated based on the average weekly value of the Corporation’s gross assets during the most recently completed calendar quarter. All or any part of the Base Management Fee not taken as to any quarter shall be deferred without interest and may be taken in such other quarter as the Adviser shall determine.

(b)    Incentive Fee. The Incentive Fee shall consist of two parts, as follows:

(i)    The first part of the Incentive Fee, referred to as the “Subordinated Incentive Fee on Income,” shall be calculated and payable quarterly in arrears based on the Corporation’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter. The payment of the Subordinated Incentive Fee on Income shall be subject to a quarterly hurdle rate, expressed as a rate of return on Adjusted Capital (as defined below) at the beginning of the most recently completed calendar quarter, of 1.75% (7.0% annualized) (the “Hurdle Rate”), subject to a “catch up” feature (as described below).

For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Corporation receives from portfolio companies) accrued during the calendar quarter, minus the Corporation’s operating expenses for the quarter (including the Base Management Fee, expenses payable under this Agreement and any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Corporation has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

For purposes of this fee, “Adjusted Capital” shall mean cumulative gross proceeds generated from sales of the Corporation’s Common Stock (including proceeds from the Corporation’s distribution reinvestment plan) reduced for distributions from non-liquidating dispositions of the Corporation’s investments paid to stockholders and amounts paid for share repurchases pursuant to the Corporation’s share repurchase program.

The calculation of the Subordinated Incentive Fee on Income for each quarter is as follows:

(A)    No Subordinated Incentive Fee on Income shall be payable to the Adviser in any calendar quarter in which the Corporation’s Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate;

(B)    100% of the Corporation’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than or equal to 2.1875% in any calendar quarter (8.75% annualized) shall be payable to the Adviser. This portion of the Corporation’s Subordinated Incentive Fee on Income is

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referred to as the “catch up” and is intended to provide the Adviser with an incentive fee of 20.0% on all of the Corporation’s Pre-Incentive Fee Net Investment Income when the Corporation’s Pre-Incentive Fee Net Investment Income reaches 2.1875% (8.75% annualized) in any calendar quarter; and

(C)    For any quarter in which the Corporation’s Pre-Incentive Fee Net Investment Income exceeds 2.1875% (8.75% annualized), the Subordinated Incentive Fee on Income shall equal 20.0% of the amount of the Corporation’s Pre-Incentive Fee Net Investment Income, as the Hurdle Rate and catch-up will have been achieved.

(ii)    The second part of the Incentive Fee, referred to as the “Incentive Fee on Capital Gains,” shall be an incentive fee on capital gains earned on liquidated investments from the portfolio and payable in arrears as of the end of each calendar year (or upon termination of this Agreement). This fee shall equal 20.0% of the Corporation’s incentive fee capital gains, which shall equal the Corporation’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

4.	Covenants of the Adviser.

(a)    Adviser Status. The Adviser is registered as an investment adviser under the Advisers Act and covenants that it will maintain such registration. The Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

The following provisions in this Section 4 shall apply for only so long as the shares of Common Stock are not listed on a national securities exchange.

(b)    Reports to Stockholders. The Adviser shall prepare or shall cause to be prepared and distributed to stockholders during each year the following reports of the Corporation (either included in a periodic report filed with the SEC or distributed in a separate report):

(i)    Quarterly Reports. Within sixty (60) days of the end of each calendar quarter, a report containing the same financial information contained in the Corporation’s Quarterly Report on Form 10-Q filed by the Corporation under the Securities Exchange Act of 1934, as amended.

(ii)    Annual Report. Within one hundred and twenty (120) days after the end of the Corporation’s fiscal year, an annual report containing:

(A)    A balance sheet as of the end of each fiscal year and statements of income, equity, and cash flow, for the year then ended, all of which shall be prepared in accordance with generally accepted accounting principles and accompanied by an auditor’s report containing an opinion of an independent certified public accountant;

(B)    A report of the activities of the Corporation during the period covered by the report;

(C)    Where forecasts have been provided to the Corporation’s stockholders, a table comparing the forecasts previously provided with the actual results during the period covered by the report; and

(D)    A report setting forth distributions by the Corporation for the period covered thereby and separately identifying distributions from (i) cash flow from operations during the period; (ii) cash flow from operations during a prior period which have been held as reserves; and (iii) proceeds from disposition of the Corporation’s assets.

(iii)    Previous Reimbursement Reports. The Adviser shall prepare or shall cause to be prepared a report, prepared in accordance with the American Institute of Certified Public Accountants United States

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Auditing Standards relating to special reports, and distributed to stockholders not less than annually, containing an itemized list of the costs reimbursed to the Adviser pursuant to Section 2(c) for the previous fiscal year. The special report shall at a minimum provide:

(A)    A review of the time allocations of individual employees, the costs of whose services were reimbursed; and

(B)    A review of the specific nature of the work performed by each such employee.

(iv)    Proposed Reimbursement Reports. The Adviser shall prepare or shall cause to be prepared a report containing an itemized estimate of all proposed expenses for which it shall receive reimbursements pursuant to Section 2(c) of this Agreement for the next fiscal year, together with a breakdown by year of such expenses reimbursed in each of the last five public programs formed by the Adviser.

(c)    Reports to Administrators. The Adviser shall, upon written request of any Administrator, submit any of the reports and statements to be prepared and distributed by it pursuant to this Section 4 to such Administrator.

(d)    Reserves. In performing its duties hereunder, the Adviser shall cause the Corporation to provide for adequate reserves for normal replacements and contingencies (but not for payment of fees payable to the Adviser hereunder) by causing the Corporation to retain a reasonable percentage of proceeds from offerings and revenues.

(e)    Recommendations Regarding Reviews. From time to time and not less than quarterly, the Adviser must review the Corporation’s accounts to determine whether cash distributions are appropriate. The Corporation may, subject to authorization by the Board, distribute pro rata to the stockholders funds received by the Corporation which the Adviser deems unnecessary to retain in the Corporation.

(f)    Temporary Investments. The Adviser shall, in its sole discretion, temporarily place proceeds from offerings by the Corporation into short term, highly liquid investments which, in its reasonable judgment, afford appropriate safety of principal during such time as it is determining the composition and allocation of the portfolio of the Corporation and the nature, timing and implementation of any changes thereto pursuant to Section 1(b); provided however, that the Adviser shall be under no fiduciary obligation to select any such short-term, highly liquid investment based solely on any yield or return of such investment. The Adviser shall cause any proceeds of the offering of the Corporation’s securities not committed for investment within the later of two (2) years from the initial date of effectiveness of the Registration Statement or one year from termination of the offering, unless a longer period is permitted by the applicable Administrator, to be paid as a distribution to the stockholders of the Corporation as a return of capital without deduction of Front End Fees (as defined below).

5.	Brokerage Commissions, Limitations on Front End Fees.

(a)    Brokerage Commissions. The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Corporation to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Corporation’s portfolio, and is consistent with the Adviser’s duty to seek the best execution on behalf of the Corporation.

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The following provisions in this Section 5 shall apply for only so long as the shares of Common Stock are not listed on a national securities exchange.

(b)    Limitations. Notwithstanding anything herein to the contrary:

(i)    All fees and expenses paid by any party for any services rendered to organize the Corporation and to acquire assets for the Corporation (“Front End Fees”) shall be reasonable and shall not exceed 15% of the gross offering proceeds, regardless of the source of payment. Any reimbursement to the Adviser or any other person for deferred organizational and offering costs, including any interest thereon, if any, will be included within this 15% limitation.

(ii)    The Adviser shall commit at least eighty-two percent (82%) of the gross offering proceeds towards the investment or reinvestment of assets and reserves as set forth in Section 4(d) above on behalf of the Corporation. The remaining proceeds may be used to pay Front End Fees.

6.	Other Activities of the Adviser.

The services provided by the Adviser to the Corporation are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Corporation, so long as its services to the Corporation hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, member (including its members and the owners of its members), officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Corporation’s portfolio companies, subject to applicable law). The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, officers, employees and stockholders of the Corporation are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, stockholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Corporation as stockholders or otherwise.

7.	Responsibility of Dual Directors, Officers and/or Employees.

If any person who is a manager, partner, member, officer or employee of the Adviser is or becomes a director, officer and/or employee of the Corporation and acts as such in any business of the Corporation, then such manager, partner, member, officer and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Corporation, and not as a manager, partner, member, officer or employee of the Adviser or under the control or direction of the Adviser, even if paid by the Adviser.

8.	Indemnification; Limitation of Liability.

(a)    Indemnification. The Adviser and any Sub-Adviser (and their officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons (as defined in the Investment Company Act) and any other person or entity affiliated with, or acting on behalf of the Adviser or Sub-Adviser) (each an “Indemnified Party” and, collectively, the “Indemnified Parties”), shall not be liable to the Corporation for any action taken or omitted to be taken by any such Indemnified Party in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Corporation (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and the Corporation shall indemnify, defend and protect the Indemnified Parties (each of whom shall be deemed a third party beneficiary hereof) and hold them harmless

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from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) (“Losses”) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Corporation or its security holders) arising out of or otherwise based upon the performance of any of the Indemnified Parties’ duties or obligations under this Agreement, any Sub-Advisory Agreement, or otherwise as an investment adviser of the Corporation, to the extent such Losses are not fully reimbursed by insurance, and to the extent that such indemnification would not be inconsistent with the laws of the State of Maryland, the Investment Company Act or other applicable law, the Articles or the provisions of Section II.G of the Omnibus Guidelines published by the North American Securities Administrators Association on March 29, 1992, as it may be amended from time to time. In addition, notwithstanding any of the foregoing to the contrary, the provisions of this Section 8 shall not be construed so as to provide for the indemnification of any Indemnified Party for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this Section 8 to the fullest extent permitted by law.

The following provisions in this Section 8 shall apply for only so long as the shares of Common Stock are not listed on a national securities exchange.

(b)    Limitations on Indemnification. Notwithstanding Section 8(a) to the contrary, the Corporation shall not provide for indemnification of the Indemnified Parties for any Loss suffered by the Indemnified Parties, nor shall the Corporation provide that any of the Indemnified Parties be held harmless for any Loss suffered by the Corporation, unless all of the following conditions are met:

(i)    the Indemnified Party has determined, in good faith, that the course of conduct which caused the Loss was in the best interests of the Corporation;

(ii)    the Indemnified Party was acting on behalf of or performing services for the Corporation;

(iii)    such Loss was not the result of negligence or misconduct by the Indemnified Party; and

(iv)    such indemnification or agreement to hold harmless is recoverable only out of the Corporation’s net assets and not from stockholders.

Furthermore, the Indemnified Party shall not be indemnified for any Losses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met:

(i)    there has been a successful adjudication on the merits of each count involving alleged securities law violations;

(ii)    such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or

(iii)    a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made, and the court of law considering the request for indemnification has been advised of the position of the SEC and the published position of any state securities regulatory authority in which securities of the Corporation were offered or sold as to indemnification for violations of securities laws.

(c)    Advancement of Funds. The Corporation shall be permitted to advance funds to the Indemnified Party for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought and will do so if:

(i)    the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Corporation;

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(ii)    the Indemnified Party provides the Corporation with written affirmation of his or her good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met;

(iii)    the legal proceeding was initiated by a third party who is not a stockholder or, if by a stockholder of the Corporation acting in his or her capacity as such, a court of competent jurisdiction approves such advancement; and

(iv)    the Indemnified Party provides the Corporation with a written agreement to repay the amount paid or reimbursed by the Corporation, together with the applicable legal rate of interest thereon, in cases in which such Indemnified Party is found not to be entitled to indemnification.

9.	Duration and Termination of Agreement.

(a)    Term. This Agreement shall remain in effect for two (2) years commencing on the date hereof, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Corporation and (ii) the vote of a majority of the Corporation’s directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party (“Independent Directors”), in accordance with the requirements of the Investment Company Act.

(b)    Termination. This Agreement may be terminated at any time, without the payment of any penalty, upon sixty (60) days’ written notice (i) by the Corporation to the Adviser, (x) upon the vote of a majority of the outstanding voting securities of the Corporation (within the meaning of Section 2(a)(42) of the Investment Company Act), or (y) by the vote of the Corporation’s Independent Directors, or (ii) by the Adviser to the Corporation. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act). The provisions of Section 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement.

(c)    Payments to and Duties of Adviser Upon Termination.

(i)    After the termination of this Agreement, the Adviser shall not be entitled to compensation or reimbursement for further services provided hereunder, except that it shall be entitled to receive from the Corporation within thirty (30) days after the effective date of such termination all unpaid reimbursements and all earned but unpaid fees payable to the Adviser prior to termination of this Agreement.

(ii)    The Adviser shall promptly upon termination:

(A)    Deliver to the Board a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board;

(B)    Deliver to the Board all assets and documents of the Corporation then in custody of the Adviser; and

(C)    Cooperate with the Corporation to provide an orderly management transition.

The following provisions in this Section 9 shall apply for only so long as the shares of Common Stock are not listed on a national securities exchange.

(d)    Other Matters. Without the approval of holders of a majority of the shares of Common Stock entitled to vote on the matter, the Adviser shall not: (i) amend this Agreement except for amendments that do not adversely affect the interests of the stockholders; (ii) voluntarily withdraw as the Adviser unless such withdrawal would not affect the tax status of the Corporation and would not materially adversely affect the stockholders;

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(iii) appoint a new Adviser; (iv) sell all or substantially all of the Corporation’s assets other than in the ordinary course of the Corporation’s business; or (v) cause the merger or other reorganization of the Corporation. In the event that the Adviser should withdraw pursuant to (ii) above, the withdrawing Adviser shall pay all expenses incurred as a result of its withdrawal. The Corporation may terminate the Adviser’s interest in the Corporation’s revenues, expenses, income, losses, distributions and capital by payment of an amount equal to the then present fair market value of the terminated Adviser’s interest, determined by agreement of the terminated Adviser and the Corporation. If the Corporation and the Adviser cannot agree upon such amount, then such amount will be determined in accordance with the then current rules of the American Arbitration Association. The expenses of such arbitration shall be borne equally by the terminated Adviser and the Corporation. The method of payment to the terminated Adviser must be fair and must protect the solvency and liquidity of the Corporation.

10.	Conflicts of Interests and Prohibited Activities.

The following provisions in this Section 10 shall apply for only so long as the Common Stock of the Corporation are not listed on a national securities exchange.

(a)    No Exclusive Agreement. The Adviser is not hereby granted or entitled to an exclusive right to sell or exclusive employment to sell assets for the Corporation.

(b)    Rebates, Kickbacks and Reciprocal Arrangements.

The Adviser agrees that it shall not (A) receive or accept any rebate, give-up or similar arrangement that is prohibited under applicable federal or state securities laws, (B) participate in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions, or (C) enter into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.

The Adviser agrees that it shall not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell the Corporation’s Common Stock or give investment advice to a potential stockholder; provided, however, that this subsection shall not prohibit the payment to a registered broker-dealer or other properly licensed agent of sales commissions for selling or distributing the Corporation’s Common Stock.

(c)    Commingling. The Adviser covenants that it shall not permit or cause to be permitted the Corporation’s funds to be commingled with the funds of any other entity. Nothing in this Section 10(c) shall prohibit the Adviser from establishing a master fiduciary account pursuant to which separate sub-trust accounts are established for the benefit of affiliated programs, provided that the Corporation’s funds are protected from the claims of other programs and creditors of such programs.

11.	Proxy Voting.

The Adviser will exercise voting rights on any assets held in the portfolio securities of portfolio companies. The Adviser is obligated to furnish to the Corporation, in a timely manner, a record of all proxies voted in such form and format that complies with applicable federal statutes and regulations.

12.	Notices.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

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13.	Amendments.

This Agreement may be amended in writing by mutual consent of the parties hereto, subject to the provisions of the Investment Company Act and the Articles.

14.	Entire Agreement; Governing Law.

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, this Agreement shall be construed in accordance with the laws of the State of New York. For so long as the Corporation is regulated as a BDC under the Investment Company Act, this Agreement shall also be construed in accordance with the applicable provisions of the Investment Company Act. In such case, to the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.

15.	Severability.

If any provision of this Agreement shall be declared illegal, invalid or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Agreement (to the extent permitted by law) and in any event such illegality, invalidity or unenforceability shall not affect the remainder hereof.

16.	Counterparts.

This Agreement may be executed in counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

17.	Third Party Beneficiaries.

Except for any Sub-Adviser (with respect to Section 8) and any Indemnified Party, such Sub-Adviser and the Indemnified Parties each being an intended beneficiary of this Agreement, this Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein express or implied shall give or be construed to give to any person, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

18.	Survival.

The provisions of Sections 8, 9(b), 9(c), 14, 17 and this Section 18 shall survive termination of this Agreement.

19.	Insurance.

Subject to the requirements of Rule 17d-1(d)(7) under the Investment Company Act, the Corporation shall acquire and maintain a directors and officers liability insurance policy or similar insurance policy, which may name the Adviser and any Sub-Adviser each as an additional insured party (each an “Additional Insured Party” and collectively the “Additional Insured Parties”). Such insurance policy shall include reasonable coverage from a reputable insurer. The Corporation shall make all premium payments required to maintain such policy in full force and effect; provided, however, each Additional Insured Party, if any, shall pay to the Corporation, in advance of the due date of such premium, its allocated share of the premium. Irrespective of whether the Adviser and any Sub-Adviser is a named Additional Insured Party on such policy, the Corporation shall provide the Adviser and any Sub-Adviser with written notice upon receipt of any notice of: (a) any default under such policy; (b) any pending or threatened termination, cancellation or non-renewal of such policy or (c) any coverage limitation or reduction with respect to such policy. The foregoing provisions of this Section 19 notwithstanding, the Corporation shall not be required to acquire or maintain any insurance policy to the extent that the same is not available upon commercially reasonable pricing terms or at all, as determined in good faith by the required majority (as defined in Section 57(o) of the Investment Company Act) of the Board.

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20.	Brand Usage.

The Adviser conducts its investment advisory business under, and owns all rights to, the trademark “FS/KKR Advisor” and the “FS/KKR Advisor” design (collectively, the “Brand”). In connection with the Corporation’s (a) public filings; (b) requests for information from state and federal regulators; (c) offering materials and advertising materials; and (d) investor communications, the Corporation may state in such materials that investment advisory services are being provided by the Adviser to the Corporation under the terms of this Agreement. The Adviser hereby grants a non-exclusive, non-transferable, non-sublicensable and royalty-free license (the “License”) to the Corporation for the use of the Brand solely as permitted in the foregoing sentence. Prior to using the Brand in any manner, the Corporation shall submit all proposed uses to the Adviser for prior written approval solely to the extent the Corporation’s use of the Brand or any combination or derivation thereof has materially changed from the Corporation’s use of the Brand previously approved by the Adviser. The Adviser reserves the right to terminate the License immediately upon written notice for any reason, including if the usage is not in compliance with its standards and policies. Notwithstanding the foregoing, the term of the License granted under this Section 20 shall be for the term of this Agreement only, including renewals and extensions, and the right to use the Brand as provided herein shall terminate immediately upon the termination of this Agreement. The Corporation agrees that the Adviser is the sole owner of the Brand, and any and all goodwill in the Brand arising from the Corporation’s use shall inure solely to the benefit of the Adviser. Without limiting the foregoing, the License shall have no effect on the Corporation’s ownership rights of the works within which the Brand shall be used.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

FS INVESTMENT CORPORATION II

By:
Name:
Title:

FS/KKR ADVISOR, LLC

By:
Name:
Title:

[Signature Page to Investment Advisory and Administrative Services Agreement]

Appendix A

NOTE: All percentages herein refer to Adjusted Capital.

Example 1: Subordinated Incentive Fee on Income for Each Calendar Quarter*

Scenario 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle Rate(1) = 1.75%

Base Management Fee(2) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income — (Base Management Fee + other expenses)) = 0.675%

Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate, therefore there is no Subordinated Incentive Fee on Income payable.

Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.675%

Hurdle Rate(1) = 1.75%

Base Management Fee(2) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income — (Base Management Fee + other expenses)) = 2.1%

Subordinated Incentive Fee on Income = 100% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)

= 100% x (2.1% — 1.75%)

= 0.35%

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate, but does not fully satisfy the “catch-up” provision, therefore the Subordinated Incentive Fee on Income is 0.35%.

Scenario 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%

Hurdle Rate(1) = 1.75%

Base Management Fee(2) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income — (Base Management Fee + other expenses)) = 2.925%

Catch up = 100% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)

Subordinated Incentive Fee on Income = 100% × “catch-up” + (20.0% × (Pre-Incentive Fee Net Investment Income — 2.1875%))

Catch-up          = 2.1875% — 1.75%

     = 0.4375%

Subordinated Incentive Fee on Income = (100% × 0.4375%) + (20.0% × (2.925% — 2.1875%))

     = 0.4375% + (20.0% × 0.7375%)

     = 0.4375% + 0.1475%

     = 0.585%

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate and fully satisfies the “catch-up” provision, therefore the Subordinated Incentive Fee on Income is 0.585%.

(1)	Represents 7.0% annualized Hurdle Rate.
(2)	Represents 1.5% annualized Base Management Fee on average weekly gross assets. Examples assume assets are equal to Adjusted Capital.
(3)	Excludes organizational and offering costs.
(4)	The “catch-up” provision is intended to provide the Adviser with an Incentive Fee of 20.0% on all Pre-Incentive Fee Net Investment Income when the Corporation’s net investment income exceeds 2.1875% in any calendar quarter.

Example 2: Incentive Fee on Capital Gains*

Scenario 1:

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

Year 3: FMV of Investment B determined to be $25 million

Year 4: Investment B sold for $31 million

The Incentive Fee on Capital Gains would be:

Year 1: None

Year 2: Incentive Fee on Capital Gains of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)

Year 3: None, because $5 million (20.0% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gain incentive fee paid to the Adviser in Year 2) is less than $0

Year 4: Incentive Fee on Capital Gains of $200,000, because $6.2 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6 million (previous capital gain incentive fee paid to the Adviser in Year 2) is $200,000

Scenario 2

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4: FMV of Investment B determined to be $35 million

Year 5: Investment B sold for $20 million

The Incentive Fee on Capital Gains, if any, would be:

Year 1: None

Year 2: $5 million Incentive Fee on Capital Gains, because 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B) is $5 million

Year 3: $1.4 million Incentive Fee on Capital Gains, because $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gain incentive fee paid to the Adviser in Year 2 is $1.4 million

Year 4: None

Year 5: None, because $5 million (20.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gain incentive fee paid to the Adviser in Year 2 and Year 3 is less than $0

*	The returns shown are for illustrative purposes only. No Subordinated Incentive Fee on Income is payable to the Adviser in any calendar quarter in which the Corporation’s Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate. Positive returns are shown to demonstrate the fee structure and there is no guarantee that positive returns will be realized. Actual returns may vary from those shown in the examples above.

FS INVESTMENT CORPORATION II 201 ROUSE BOULEVARD PHILADELPHIA, PA 19112

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

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GENERAL QUESTIONS

1-855-486-7904

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                            E09825-P79548                              KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

FS INVESTMENT CORPORATION III

The Board of Directors recommends you vote FOR the following proposals:			For	Against	Abstain

1.     To approve a new investment advisory and administrative services agreement, by and between the Company and FSIC II Advisor, LLC (“FSIC II Advisor”) and a new investment advisory and administrative services agreement, by and between the Company and KKR Credit Advisors (US) LLC (“KKR Credit”), pursuant to which FSIC II Advisor and KKR Credit will act as investment co-advisers to the Company.

			☐	☐	☐

2.     To approve a new investment advisory and administrative services agreement, by and between the Company and FS/KKR Advisor, LLC, a newly-formed investment adviser jointly operated by an affiliate of Franklin Square Holdings, L.P. and KKR Credit (the “Joint Advisor”), pursuant to which the Joint Advisor will act as investment adviser to the Company.

			☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice and Proxy Statement are available at www.proxyvote.com.

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E09826-P79548

FS INVESTMENT CORPORATION II

Special Meeting of Stockholders

[●], 2018

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Michael C. Forman and Stephen S. Sypherd, and each of them, as proxies of the undersigned with full power of substitution in each of them, to attend the Special Meeting of stockholders of FS Investment Corporation II, a Maryland corporation (the “Company”), to be held at [●] [a.m.] [p.m.], Eastern Time, on [●], 2018, at the offices of the Company, located at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, and any adjournments or postponements thereof (the “Special Meeting”), and vote as designated on the reverse side of this proxy card all of the shares of common stock, par value $0.001 per share, of the Company (“Shares”) held of record by the undersigned as of any applicable record date. The proxy statement and the accompanying materials are being mailed on or about [●], 2018 to stockholders of record as of [●], 2018 and are available at www.proxyvote.com. All properly executed proxies representing Shares received prior to the Special Meeting will be voted in accordance with the instructions marked thereon.

If no instructions are marked, the Shares will be voted (1) FOR the proposal to approve the investment advisory and administrative services agreement by and between the Company and FSIC II Advisor, and the investment advisory and administrative services agreement by and between the Company and KKR Credit in Proposal 1, and (2) FOR the proposal to approve the investment advisory and administrative services agreement by and between the Company and the Joint Advisor in Proposal 2. No other business will be presented at the Special Meeting. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise. Any stockholder who executes a proxy may revoke it with respect to a proposal by attending the Special Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Special Meeting.

Continued and to be signed on reverse side